UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2021—September 30, 2022

Item 1: Reports to Shareholders

Annual Report   |   September 30, 2022
Vanguard Strategic Equity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended September 30, 2022, Vanguard Strategic Equity Fund returned –14.81%. It outperformed its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned –19.57%.
•	The 12 months were a challenging period for stocks. Inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. Then, price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	The fund’s relative performance was helped most by stock selection in information technology, industrials, and consumer discretionary; selection in utilities, financials, and consumer staples detracted from performance.
•	For the 10 years ended September 30, 2022, the fund posted an average annual return of 10.91%. This result was slightly above that of its benchmark index, which returned 10.55%.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard Strategic Equity Fund returned –14.81%. It held up better than its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned –19.57%.
Investment environment
The 12 months ended September 30 were a difficult period for financial markets. Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices that followed Russia’s invasion of Ukraine. Price increases spread to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. The Federal Reserve undertook aggressive tightening to bring inflation back in check and fears of a recession increased.
The Russell 3000 Index, a benchmark for the entire U.S. stock market, returned –17.63% for the period. Large-capitalization stocks held up better than mid- and small-caps. Value stocks outperformed growth stocks. Stocks outside the United States returned –24.76%, as measured by the FTSE All-World ex US Index.
Investment objective and strategy
Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare mid- and small-capitalization U.S. stocks within the same industry group to identify those with characteristics that we believe will outperform over time.
To do this, we use a strict quantitative approach to evaluate a stock’s attractiveness based on several characteristics, consisting of high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; reasonable valuation—we strive to avoid overpriced stocks; and defensive characteristics—we evaluate heavily shorted stocks, which can signal concerns over future company prospects.
Using these six themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns.
Our successes and shortfalls
During the period, the market rewarded our approach, which favors companies with consistent earnings growth at attractive valuations. Our growth, valuation, quality, defensive, and market sentiment submodels added significantly while our management decisions submodel was neutral. Eight of the fund’s 11 industry sectors contributed positively on a relative basis. Information technology

2

did the best, primarily because of strong selection in software companies. Industrials and consumer discretionary also added significantly to performance. Utilities, financials, and consumer staples detracted.
At the individual-holding level, during the year the portfolio benefited from overweights to APA, Occidental Petroleum, and Comstock Resources in energy as well as Meritor and W.W. Grainger in industrials. The greatest shortfalls came from an overweight to Domo in information technology and from underweights to Devon and Cheniere in energy as well as to Enphase and Cloudflare in information technology.
We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuations and growth characteristics.
We thank you for your investment and look forward to the coming fiscal year.
Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments, and Portfolio Manager
Vanguard Quantitative Equity Group
October 13, 2022
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2022
Strategic Equity Fund	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$818.90	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.22	0.86
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Strategic Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Strategic Equity Fund	-14.81%	6.14%	10.91%	$28,171
MSCI US Small + Mid Cap 2200 Index	-19.57	6.62	10.55	27,261
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120
See Financial Highlights for dividend and capital gains information.
6

Strategic Equity Fund
Fund Allocation
As of September 30, 2022
Communication Services	3.4%
Consumer Discretionary	11.1
Consumer Staples	3.9
Energy	5.9
Financials	15.2
Health Care	12.3
Industrials	14.1
Information Technology	15.2
Materials	5.3
Real Estate	8.2
Utilities	5.4
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Strategic Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.5%)
Communication Services (3.4%)
*	Yelp Inc. Class A	823,274	27,917
*	Iridium Communications Inc.	557,706	24,745
	News Corp. Class B	1,277,301	19,696
	News Corp. Class A	1,179,648	17,824
	New York Times Co. Class A	612,870	17,620
	Interpublic Group of Cos. Inc.	570,449	14,604
*	Pinterest Inc. Class A	481,859	11,227
*	Live Nation Entertainment Inc.	118,684	9,025
	Cogent Communications Holdings Inc.	165,328	8,624
	Omnicom Group Inc.	126,117	7,957
*	Altice USA Inc. Class A	1,295,955	7,555
*	Playtika Holding Corp.	707,301	6,642
*	PubMatic Inc. Class A	347,813	5,784
*	TripAdvisor Inc.	243,041	5,366
*	Madison Square Garden Sports Corp.	38,529	5,265
	Cable One Inc.	5,368	4,579
	Sinclair Broadcast Group Inc. Class A	245,145	4,435
*	ZipRecruiter Inc. Class A	264,455	4,364
	Fox Corp. Class B	128,272	3,656
*	Endeavor Group Holdings Inc. Class A	153,215	3,104
*	ZoomInfo Technologies Inc. Class A	66,759	2,781
*	Radius Global Infrastructure Inc. Class A (XNMS)	167,633	1,579
*	Liberty Media Corp.- Liberty SiriusXM Class C	36,649	1,382
*,1	AMC Entertainment Holdings Inc. Class A	133,800	933
			216,664
Consumer Discretionary (11.1%)
	Genuine Parts Co.	337,116	50,338
*	Ulta Beauty Inc.	100,854	40,462
*	AutoNation Inc.	326,760	33,287
	Service Corp. International	497,660	28,735
	LKQ Corp.	579,257	27,312
	PulteGroup Inc.	663,706	24,889
*	NVR Inc.	5,582	22,256
	Tapestry Inc.	761,653	21,654
		Shares	Market Value• ($000)
*	Skyline Champion Corp.	347,496	18,372
*	Expedia Group Inc.	194,835	18,254
	Travel + Leisure Co.	529,488	18,066
	Toll Brothers Inc.	408,774	17,169
	Boyd Gaming Corp.	359,952	17,152
	Buckle Inc.	503,737	15,948
	Winnebago Industries Inc.	298,832	15,901
*	Tri Pointe Homes Inc.	887,192	13,405
	MGM Resorts International	447,376	13,296
	Signet Jewelers Ltd.	226,129	12,932
	Texas Roadhouse Inc. Class A	144,971	12,650
	Brunswick Corp.	191,573	12,538
*	SeaWorld Entertainment Inc.	262,055	11,926
*	Dollar Tree Inc.	87,115	11,856
	Harley-Davidson Inc.	329,575	11,496
*	Stride Inc.	253,370	10,649
*	Meritage Homes Corp.	131,587	9,247
	Group 1 Automotive Inc.	64,175	9,169
	Tractor Supply Co.	45,976	8,546
	Shutterstock Inc.	170,128	8,535
*	Hyatt Hotels Corp. Class A	104,175	8,434
*	Six Flags Entertainment Corp.	466,976	8,265
	Macy's Inc.	516,821	8,099
*	Under Armour Inc. Class C	1,342,200	8,000
	Columbia Sportswear Co.	115,029	7,741
	H&R Block Inc.	176,334	7,501
*	Capri Holdings Ltd.	191,859	7,375
	Red Rock Resorts Inc. Class A	211,376	7,242
	Wendy's Co.	377,430	7,054
*	Dave & Buster's Entertainment Inc.	214,366	6,652
	Academy Sports & Outdoors Inc.	157,417	6,640
*	Goodyear Tire & Rubber Co.	636,567	6,423
	Steven Madden Ltd.	224,050	5,975
	Bath & Body Works Inc.	171,065	5,577
*	Etsy Inc.	53,678	5,375
*	Taylor Morrison Home Corp. Class A	222,358	5,185
	Marriott Vacations Worldwide Corp.	40,476	4,932
*	MarineMax Inc.	164,700	4,906
*	Cavco Industries Inc.	22,249	4,578
*	Chegg Inc.	208,430	4,392
	Williams-Sonoma Inc.	37,132	4,376
8

Strategic Equity Fund
		Shares	Market Value• ($000)
*	WW International Inc.	1,083,540	4,258
*	Everi Holdings Inc.	259,747	4,213
*	RH	16,645	4,096
	Patrick Industries Inc.	88,219	3,868
*	American Axle & Manufacturing Holdings Inc.	445,318	3,042
*	Scientific Games Corp. Class A	63,447	2,721
	Dine Brands Global Inc.	38,332	2,436
	Qurate Retail Inc. Series A	1,170,079	2,352
*	Fox Factory Holding Corp.	29,688	2,348
*	Asbury Automotive Group Inc.	14,751	2,229
*	Deckers Outdoor Corp.	6,343	1,983
*	XPEL Inc.	28,236	1,820
	Thor Industries Inc.	24,441	1,710
	Hibbett Inc.	32,602	1,624
	Aaron's Co. Inc.	166,515	1,619
*	Stitch Fix Inc. Class A	393,901	1,556
	Oxford Industries Inc.	14,790	1,328
	Vail Resorts Inc.	6,009	1,296
	LCI Industries	12,609	1,279
	Century Communities Inc.	29,065	1,243
	Gentex Corp.	47,372	1,129
	Wyndham Hotels & Resorts Inc.	18,073	1,109
*	Dorman Products Inc.	12,020	987
*	Fossil Group Inc.	269,416	921
*	Tupperware Brands Corp.	117,461	769
			702,698
Consumer Staples (3.8%)
*	Darling Ingredients Inc.	412,691	27,300
	Flowers Foods Inc.	747,460	18,455
*	Pilgrim's Pride Corp.	778,113	17,912
	Ingles Markets Inc. Class A	225,522	17,864
*	Herbalife Nutrition Ltd.	803,741	15,986
	Cal-Maine Foods Inc.	262,527	14,594
	Ingredion Inc.	177,214	14,269
	Lamb Weston Holdings Inc.	161,109	12,467
*	BJ's Wholesale Club Holdings Inc.	167,008	12,160
	Campbell Soup Co.	222,207	10,470
	Coca-Cola Consolidated Inc.	23,339	9,609
*	Coty Inc. Class A	1,517,025	9,588
*	Hostess Brands Inc. Class A	325,526	7,565
	Medifast Inc.	68,945	7,471
	Albertsons Cos. Inc. Class A	278,634	6,927
	Bunge Ltd.	64,154	5,297
	Molson Coors Beverage Co. Class B	92,943	4,460
*	elf Beauty Inc.	113,323	4,263
*	USANA Health Sciences Inc.	72,128	4,043
	Kellogg Co.	56,873	3,962
*	Hain Celestial Group Inc.	212,288	3,584
*	United Natural Foods Inc.	96,073	3,302
	J M Smucker Co.	20,174	2,772
	Vector Group Ltd.	247,366	2,179
	Nu Skin Enterprises Inc. Class A	41,872	1,397
	Energizer Holdings Inc.	53,990	1,357
	Edgewell Personal Care Co.	35,591	1,331
	Church & Dwight Co. Inc.	14,748	1,054
		Shares	Market Value• ($000)
*	BellRing Brands Inc.	49,341	1,017
			242,655
Energy (5.8%)
	APA Corp.	1,271,782	43,482
	Hess Corp.	355,289	38,723
	Halliburton Co.	1,492,951	36,757
	SM Energy Co.	700,728	26,354
*	PBF Energy Inc. Class A	541,377	19,035
	Marathon Oil Corp.	822,473	18,571
	Targa Resources Corp.	287,088	17,323
*	Southwestern Energy Co.	2,742,331	16,783
	Plains GP Holdings LP Class A	1,352,016	14,751
*	Delek US Holdings Inc.	498,697	13,535
	Cheniere Energy Inc.	79,798	13,239
*	Talos Energy Inc.	783,537	13,046
*	Liberty Energy Inc. Class A	850,975	10,790
*	Comstock Resources Inc.	531,135	9,183
	PDC Energy Inc.	158,015	9,132
*	W&T Offshore Inc.	1,319,506	7,732
	Texas Pacific Land Corp.	3,935	6,993
*	Permian resources Corp.	854,645	5,812
*	Antero Resources Corp.	171,762	5,244
	Murphy Oil Corp.	136,424	4,798
*	Denbury Inc.	49,416	4,263
*	Kosmos Energy Ltd.	744,667	3,850
*	Nabors Industries Ltd. (XNYS)	37,667	3,821
*	Gulfport Energy Corp.	42,429	3,746
	Range Resources Corp.	125,109	3,160
*	ProPetro Holding Corp.	377,824	3,042
	CVR Energy Inc.	102,865	2,981
*	US Silica Holdings Inc.	248,236	2,718
*	Weatherford International plc	66,228	2,139
*	NexTier Oilfield Solutions Inc.	247,722	1,833
*	Par Pacific Holdings Inc.	89,399	1,467
	Continental Resources Inc.	19,794	1,322
*	Callon Petroleum Co.	35,711	1,250
	Patterson-UTI Energy Inc.	102,954	1,203
	Diamondback Energy Inc.	9,713	1,170
			369,248
Financials (15.2%)
	W R Berkley Corp.	712,926	46,041
	Equitable Holdings Inc.	1,483,433	39,088
	Zions Bancorp NA	715,701	36,401
	MGIC Investment Corp.	2,724,584	34,929
	Ally Financial Inc.	1,233,509	34,329
	Radian Group Inc.	1,754,302	33,841
	Fidelity National Financial Inc.	898,231	32,516
	Hartford Financial Services Group Inc.	450,494	27,904
	Comerica Inc.	378,369	26,902
	Essent Group Ltd.	675,435	23,552
	PacWest Bancorp	998,522	22,567
	SLM Corp.	1,598,479	22,363
	Stifel Financial Corp.	425,657	22,096
	Primerica Inc.	175,850	21,709
	KKR & Co. Inc.	478,220	20,563
	First BanCorp. (XNYS)	1,460,330	19,977
	American Financial Group Inc.	161,602	19,866
	LPL Financial Holdings Inc.	88,633	19,365

9

Strategic Equity Fund
		Shares	Market Value• ($000)
	Hanover Insurance Group Inc.	150,004	19,222
	Evercore Inc. Class A	229,144	18,847
	Synovus Financial Corp.	498,683	18,706
	CNO Financial Group Inc.	1,004,722	18,055
	FNB Corp.	1,537,696	17,837
	First Citizens BancShares Inc. Class A	21,824	17,403
	Everest Re Group Ltd.	64,245	16,860
	Hancock Whitney Corp.	367,141	16,819
	Western Alliance Bancorp	255,800	16,816
	Loews Corp.	328,295	16,362
*	LendingClub Corp.	1,474,099	16,289
	First Republic Bank	102,608	13,396
	International Bancshares Corp.	310,505	13,196
*	Arch Capital Group Ltd.	287,746	13,104
	Synchrony Financial	445,334	12,554
	Carlyle Group Inc.	469,380	12,129
	Axis Capital Holdings Ltd.	229,450	11,277
	Bank OZK	275,096	10,883
	Affiliated Managers Group Inc.	95,757	10,710
	Old National Bancorp	635,138	10,461
	Virtu Financial Inc. Class A	500,707	10,400
	Wintrust Financial Corp.	122,092	9,957
	Associated Banc-Corp.	465,304	9,343
	UMB Financial Corp.	109,884	9,262
	Popular Inc.	124,535	8,974
*	Brighthouse Financial Inc.	190,359	8,265
	SouthState Corp.	100,671	7,965
	Kinsale Capital Group Inc.	29,999	7,662
	Regions Financial Corp.	380,127	7,629
	Unum Group	184,639	7,164
	Tradeweb Markets Inc. Class A	117,475	6,628
	OneMain Holdings Inc.	200,723	5,925
	Signature Bank	37,936	5,728
*	Robinhood Markets Inc. Class A	564,144	5,698
	Webster Financial Corp.	110,455	4,993
	Nasdaq Inc.	80,352	4,554
	Columbia Banking System Inc.	155,548	4,494
	Old Republic International Corp.	197,359	4,131
	Navient Corp.	238,613	3,505
	Brightsphere Investment Group Inc.	173,942	2,594
	Cboe Global Markets Inc.	20,673	2,426
	Cadence Bank	94,710	2,407
	East West Bancorp Inc.	31,610	2,122
	Simmons First National Corp. Class A	93,570	2,039
	Assured Guaranty Ltd.	38,319	1,857
	First Hawaiian Inc.	69,187	1,704
	Northern Trust Corp.	17,899	1,531
*	Green Dot Corp. Class A	71,458	1,356
	Eagle Bancorp Inc.	28,582	1,281
	KeyCorp.	77,167	1,236
	First American Financial Corp.	25,799	1,189
	Fifth Third Bancorp	35,931	1,148
	Invesco Ltd.	83,752	1,147
			961,249
		Shares	Market Value• ($000)
Health Care (12.2%)
	AmerisourceBergen Corp. Class A	302,801	40,978
*	ABIOMED Inc.	165,442	40,642
	Chemed Corp.	87,702	38,287
	West Pharmaceutical Services Inc.	145,506	35,806
	Laboratory Corp. of America Holdings	149,104	30,538
*	AMN Healthcare Services Inc.	284,640	30,160
*	Medpace Holdings Inc.	183,810	28,889
*	Alkermes plc	1,291,430	28,838
	Bruker Corp.	463,042	24,569
*	IQVIA Holdings Inc.	135,568	24,557
*	Veeva Systems Inc. Class A	128,731	21,225
*	Mettler-Toledo International Inc.	17,934	19,443
*	Incyte Corp.	282,190	18,805
*	Shockwave Medical Inc.	64,620	17,969
*	Deciphera Pharmaceuticals Inc.	966,515	17,881
*	STAAR Surgical Co.	228,614	16,129
*	ACADIA Pharmaceuticals Inc.	840,130	13,745
*	Tenet Healthcare Corp.	265,379	13,688
*	ImmunoGen Inc.	2,615,023	12,500
*	Intercept Pharmaceuticals Inc.	873,871	12,191
*	PTC Therapeutics Inc.	239,529	12,024
*	Allscripts Healthcare Solutions Inc.	726,714	11,068
*	Sarepta Therapeutics Inc.	95,198	10,523
*	DaVita Inc.	126,745	10,491
*	Evolent Health Inc. Class A	276,752	9,944
*	Lantheus Holdings Inc.	141,163	9,928
*	Charles River Laboratories International Inc.	50,368	9,912
*	Merit Medical Systems Inc.	173,377	9,798
*	Ionis Pharmaceuticals Inc.	211,811	9,368
*	Inspire Medical Systems Inc.	51,718	9,173
*	Mirati Therapeutics Inc.	119,271	8,330
*	Haemonetics Corp.	99,059	7,333
*	Exact Sciences Corp.	222,542	7,230
*	TG Therapeutics Inc.	1,175,966	6,962
*	Integra LifeSciences Holdings Corp.	163,463	6,924
*	Enanta Pharmaceuticals Inc.	122,998	6,380
*	Myriad Genetics Inc.	331,377	6,323
*	Tandem Diabetes Care Inc.	126,680	6,062
*	Agenus Inc.	2,935,738	6,018
	BioMarin Pharmaceutical Inc.	70,053	5,938
	Quest Diagnostics Inc.	45,482	5,580
*	Exelixis Inc.	340,332	5,336
*	United Therapeutics Corp.	25,287	5,295
	DENTSPLY SIRONA Inc.	184,082	5,219
*	NuVasive Inc.	115,720	5,070
*	Horizon Therapeutics plc	78,610	4,865
*	Nektar Therapeutics Class A	1,517,103	4,855
*	GoodRx Holdings Inc. Class A	954,526	4,458
*	Option Care Health Inc.	138,291	4,352
*	Avantor Inc.	200,847	3,937
*	Health Catalyst Inc.	370,741	3,596

10

Strategic Equity Fund
		Shares	Market Value• ($000)
*	Inovio Pharmaceuticals Inc.	2,022,520	3,489
*	Nevro Corp.	71,415	3,328
*	Pediatrix Medical Group Inc.	198,383	3,275
*	Henry Schein Inc.	48,864	3,214
*	2seventy bio Inc.	210,012	3,056
*	Arrowhead Pharmaceuticals Inc.	89,007	2,942
*	Glaukos Corp.	53,727	2,860
*	Prestige Consumer Healthcare Inc.	54,373	2,709
*	Natera Inc.	60,726	2,661
*	Theravance Biopharma Inc.	259,111	2,627
*	Sangamo Therapeutics Inc.	467,930	2,293
*	Cara Therapeutics Inc.	215,399	2,016
*,1	Clovis Oncology Inc.	1,679,012	1,998
*	Corcept Therapeutics Inc.	77,817	1,995
*	Novavax Inc.	108,657	1,978
*	Jazz Pharmaceuticals plc	14,293	1,905
*	Zymeworks Inc.	288,485	1,774
*	Editas Medicine Inc. Class A	143,834	1,761
*	Heron Therapeutics Inc.	405,319	1,710
*	Atea Pharmaceuticals Inc.	278,408	1,584
*	Masimo Corp.	11,037	1,558
*	Rigel Pharmaceuticals Inc.	1,318,144	1,555
*	iTeos Therapeutics Inc.	76,718	1,461
*	Travere Thrapeutics Inc.	56,484	1,392
*	Cytokinetics Inc.	27,972	1,355
*	Bridgebio Pharma Inc.	132,154	1,314
*	Puma Biotechnology Inc.	540,434	1,281
*	Seres Therapeutics Inc.	195,204	1,253
*	Neogen Corp.	86,882	1,214
*	MacroGenics Inc.	326,422	1,129
*	Joint Corp.	66,951	1,052
*	Syneos Health Inc.	20,407	962
*	Emergent BioSolutions Inc.	33,247	698
*	Akebia Therapeutics Inc.	1,833,311	580
*	Organogenesis Holdings Inc. Class A	116,256	377
			775,488
Industrials (14.0%)
	WW Grainger Inc.	112,311	54,941
*	United Rentals Inc.	177,872	48,047
	Owens Corning	551,838	43,380
	Robert Half International Inc.	498,674	38,149
	Allison Transmission Holdings Inc.	1,109,545	37,458
*	Atkore Inc.	385,456	29,992
*	CACI International Inc. Class A	97,698	25,505
	Ryder System Inc.	336,199	25,380
*	Builders FirstSource Inc.	415,657	24,490
	Triton International Ltd.	430,357	23,553
	Rush Enterprises Inc. Class A	527,598	23,140
	AGCO Corp.	240,310	23,111
	UFP Industries Inc.	316,843	22,863
	IDEX Corp.	110,639	22,111
	ManpowerGroup Inc.	337,189	21,813
*	Clean Harbors Inc.	197,842	21,759
*	Univar Solutions Inc.	922,958	20,988
	Korn Ferry	421,401	19,785
	EMCOR Group Inc.	161,133	18,608
	Wabash National Corp.	1,183,418	18,414
	Dover Corp.	150,139	17,503
		Shares	Market Value• ($000)
	Terex Corp.	586,907	17,455
	Textron Inc.	284,946	16,601
	Boise Cascade Co.	265,579	15,791
	JB Hunt Transport Services Inc.	97,255	15,213
*	Alaska Air Group Inc.	356,055	13,940
	Matson Inc.	203,428	12,515
	Acuity Brands Inc.	78,221	12,317
*	Copart Inc.	100,311	10,673
	GrafTech International Ltd.	2,449,929	10,559
	Encore Wire Corp.	87,539	10,114
	AECOM	142,934	9,772
	MDU Resources Group Inc.	313,716	8,580
*	ASGN Inc.	90,919	8,216
	Tetra Tech Inc.	63,865	8,209
	Booz Allen Hamilton Holding Corp. Class A	78,842	7,281
	American Airlines Group Inc.	579,696	6,980
*	TrueBlue Inc.	360,610	6,880
	Expeditors International of Washington Inc.	71,124	6,281
	Fortune Brands Home & Security Inc.	114,190	6,131
	Applied Industrial Technologies Inc.	56,626	5,820
	Carlisle Cos. Inc.	20,329	5,700
	Watts Water Technologies Inc. Class A	43,390	5,455
*	WillScot Mobile Mini Holdings Corp.	122,239	4,930
	ArcBest Corp.	67,203	4,888
	Ennis Inc.	238,646	4,804
	Valmont Industries Inc.	17,497	4,700
	Lincoln Electric Holdings Inc.	36,550	4,595
	Mueller Industries Inc.	74,886	4,451
*	SkyWest Inc.	258,836	4,209
*	Saia Inc.	21,194	4,027
	Howmet Aerospace Inc.	129,815	4,015
*	United Airlines Holdings Inc.	121,526	3,953
	Primoris Services Corp.	223,004	3,624
	Huntington Ingalls Industries Inc.	13,420	2,973
*	TriNet Group Inc.	41,395	2,948
*	MYR Group Inc.	33,729	2,858
*	GEO Group Inc.	358,276	2,759
*	Hub Group Inc. Class A	39,154	2,701
	Brink's Co.	54,340	2,632
*	GMS Inc.	62,769	2,511
*	Avis Budget Group Inc.	16,789	2,492
	Donaldson Co. Inc.	47,743	2,340
	Esab Corp.	68,394	2,282
	Science Applications International Corp.	25,462	2,252
	Advanced Drainage Systems Inc.	14,228	1,770
	Trinity Industries Inc.	77,581	1,656
	EnerSys	25,573	1,488
	Genco Shipping & Trading Ltd.	117,466	1,472
	BWX Technologies Inc.	25,058	1,262
*	Aerojet Rocketdyne Holdings Inc.	30,940	1,237
*	Quad/Graphics Inc.	156,879	402
			887,704

11

Strategic Equity Fund
		Shares	Market Value• ($000)
Information Technology (15.1%)
	CDW Corp.	324,347	50,624
	Jabil Inc.	737,625	42,568
*	Nutanix Inc. Class A	2,032,556	42,338
*	Manhattan Associates Inc.	307,336	40,885
*	Cadence Design Systems Inc.	245,491	40,121
*	Gartner Inc.	136,246	37,698
*	Synopsys Inc.	121,794	37,209
*	Dropbox Inc. Class A	1,793,259	37,156
*	CommScope Holding Co. Inc.	4,008,084	36,914
*	Arrow Electronics Inc.	362,130	33,385
*	Cirrus Logic Inc.	473,564	32,581
*	Splunk Inc.	423,604	31,855
*	Flex Ltd.	1,789,383	29,811
	Amkor Technology Inc.	1,374,050	23,428
*	Enphase Energy Inc.	78,785	21,860
	Avnet Inc.	574,081	20,736
*	RingCentral Inc. Class A	518,347	20,713
*	EPAM Systems Inc.	50,374	18,245
	CSG Systems International Inc.	343,773	18,179
	Monolithic Power Systems Inc.	46,243	16,805
*	Box Inc. Class A	674,748	16,457
*	Fortinet Inc.	329,126	16,170
*	MaxLinear Inc.	452,097	14,747
*	GoDaddy Inc. Class A	202,254	14,336
*	Everbridge Inc.	452,972	13,988
*	Teradata Corp.	413,897	12,856
*	Axcelis Technologies Inc.	205,571	12,449
*	Extreme Networks Inc.	867,397	11,337
*	Pure Storage Inc. Class A	400,696	10,967
*	CommVault Systems Inc.	189,071	10,028
*	Diodes Inc.	151,132	9,810
*	Kyndryl Holdings Inc.	1,161,933	9,609
*	ON Semiconductor Corp.	150,648	9,390
*	Domo Inc. Class B	521,462	9,381
*	SMART Global Holdings Inc.	538,756	8,550
	Xerox Holdings Corp.	588,409	7,696
*	Unisys Corp.	1,001,495	7,561
*	Fair Isaac Corp.	17,577	7,242
*	Toast Inc. Class A	419,117	7,008
*	Lattice Semiconductor Corp.	141,848	6,980
*	ExlService Holdings Inc.	43,319	6,383
*	Yext Inc.	1,408,005	6,280
*	Elastic NV	87,252	6,259
	NetApp Inc.	95,235	5,890
*	8x8 Inc.	1,627,880	5,616
*	Ultra Clean Holdings Inc.	191,484	4,931
	Kulicke & Soffa Industries Inc.	124,679	4,804
*	Super Micro Computer Inc.	86,908	4,786
*	AvidXchange Holdings Inc.	541,434	4,559
*	Payoneer Global Inc.	739,883	4,476
*	Ciena Corp.	103,230	4,174
	Pegasystems Inc.	125,542	4,035
*	Ichor Holdings Ltd.	161,689	3,915
*	LivePerson Inc.	405,108	3,816
*	New Relic Inc.	61,443	3,526
*	Cohu Inc.	123,732	3,190
*	Alarm.com Holdings Inc.	46,483	3,015
*	Fabrinet	30,349	2,897
*	Western Digital Corp.	79,862	2,600
		Shares	Market Value• ($000)
*,1	Avaya Holdings Corp.	1,554,851	2,472
	Concentrix Corp.	19,581	2,186
	Juniper Networks Inc.	81,232	2,122
*	Semtech Corp.	66,867	1,967
*	Alpha & Omega Semiconductor Ltd.	55,692	1,713
	Hewlett Packard Enterprise Co.	126,589	1,517
*	Fastly Inc. Class A	156,427	1,433
*	KnowBe4 Inc. Class A	68,154	1,418
	National Instruments Corp.	35,499	1,340
	DocuSign Inc. Class A	24,332	1,301
*	Impinj Inc.	15,937	1,275
*	NCR Corp.	61,137	1,162
*	Photronics Inc.	74,439	1,088
			955,819
Materials (5.3%)
	Reliance Steel & Aluminum Co.	240,845	42,006
	CF Industries Holdings Inc.	371,228	35,731
	Packaging Corp. of America	305,202	34,271
	Albemarle Corp.	127,766	33,786
	Mosaic Co.	533,763	25,797
	Chemours Co.	692,448	17,069
	Olin Corp.	372,028	15,953
	Warrior Met Coal Inc.	478,644	13,613
	Huntsman Corp.	485,873	11,923
*	O-I Glass Inc.	892,726	11,561
	Greif Inc. Class A	190,188	11,330
	Westrock Co.	322,278	9,955
	Steel Dynamics Inc.	133,172	9,449
	Sonoco Products Co.	147,878	8,389
	Tronox Holdings plc Class A	529,828	6,490
	Eagle Materials Inc.	55,465	5,945
*	TimkenSteel Corp.	363,535	5,449
	Avery Dennison Corp.	33,000	5,369
	Celanese Corp. Class A	54,285	4,904
	Alcoa Corp.	117,838	3,966
	Commercial Metals Co.	109,116	3,871
	Louisiana-Pacific Corp.	68,353	3,499
	Sensient Technologies Corp.	49,054	3,401
	Sylvamo Corp.	93,952	3,185
	Balchem Corp.	24,103	2,931
*	Arconic Corp.	103,563	1,765
*	Ingevity Corp.	25,518	1,547
	Schnitzer Steel Industries Inc. Class A	35,635	1,014
			334,169
Real Estate (8.2%)
	Extra Space Storage Inc.	306,480	52,932
	Life Storage Inc.	305,701	33,859
	Camden Property Trust	269,901	32,240
	Invitation Homes Inc.	930,237	31,414
	Brixmor Property Group Inc.	1,674,709	30,932
	Host Hotels & Resorts Inc.	1,752,367	27,828
	Mid-America Apartment Communities Inc.	173,697	26,935
	National Retail Properties Inc.	652,187	25,996
	CubeSmart	616,207	24,685
	Gaming and Leisure Properties Inc.	487,961	21,587
	Spirit Realty Capital Inc.	573,749	20,747
	Highwoods Properties Inc.	654,240	17,638
	Sabra Health Care REIT Inc.	1,266,416	16,615

12

Strategic Equity Fund
		Shares	Market Value• ($000)
	Outfront Media Inc.	933,899	14,186
	Essential Properties Realty Trust Inc.	626,112	12,178
	National Storage Affiliates Trust	284,768	11,841
	Apple Hospitality REIT Inc.	809,520	11,382
*	Xenia Hotels & Resorts Inc.	800,179	11,035
	Piedmont Office Realty Trust Inc. Class A	929,191	9,812
*	DiamondRock Hospitality Co.	1,278,477	9,601
	Essex Property Trust Inc.	36,178	8,763
	EPR Properties	215,956	7,744
	PotlatchDeltic Corp.	185,068	7,595
	SITE Centers Corp.	636,551	6,818
	Federal Realty Investment Trust	71,071	6,405
	Lamar Advertising Co. Class A	54,301	4,479
	Park Hotels & Resorts Inc.	378,273	4,259
	Universal Health Realty Income Trust	94,854	4,099
	Brandywine Realty Trust	558,664	3,771
	RLJ Lodging Trust	326,039	3,300
	First Industrial Realty Trust Inc.	54,630	2,448
	Kilroy Realty Corp.	50,879	2,143
	Regency Centers Corp.	38,618	2,080
	Tanger Factory Outlet Centers Inc.	126,256	1,727
	Rayonier Inc.	55,099	1,651
	Paramount Group Inc.	239,341	1,491
	Uniti Group Inc.	192,340	1,337
	Kite Realty Group Trust	71,977	1,239
	EastGroup Properties Inc.	8,286	1,196
			515,988
Utilities (5.4%)
	Evergy Inc.	726,903	43,178
	NiSource Inc.	1,701,017	42,849
	AES Corp.	1,631,395	36,870
	National Fuel Gas Co.	572,710	35,250
	Constellation Energy Corp.	324,771	27,018
	Alliant Energy Corp.	364,496	19,315
	FirstEnergy Corp.	459,343	16,996
		Shares	Market Value• ($000)
	Portland General Electric Co.	379,342	16,486
	Edison International	272,538	15,420
	Hawaiian Electric Industries Inc.	423,401	14,675
	PPL Corp.	527,605	13,375
	NRG Energy Inc.	301,157	11,525
	UGI Corp.	348,358	11,262
	Pinnacle West Capital Corp.	168,319	10,858
	Vistra Corp.	323,104	6,785
	CMS Energy Corp.	105,561	6,148
	New Jersey Resources Corp.	130,016	5,032
	IDACORP Inc.	34,566	3,422
	ALLETE Inc.	67,169	3,362
	Essential Utilities Inc.	30,651	1,268
	Otter Tail Corp.	19,606	1,206
			342,300
Total Common Stocks (Cost $6,404,666)			6,303,982
Temporary Cash Investments (0.5%)
Money Market Fund (0.5%)
[2,3]	Vanguard Market Liquidity Fund, 2.828% (Cost $32,627)	326,431	32,633
Total Investments (100.0%) (Cost $6,437,293)			6,336,615
Other Assets and Liabilities—Net (0.0%)			(622)
Net Assets (100%)			6,335,993
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $4,745,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $6,576,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2022	92	7,681	(307)
E-mini S&P 500 Index	December 2022	78	14,046	(1,495)
E-mini S&P Mid-Cap 400 Index	December 2022	49	10,820	(1,586)
				(3,388)

See accompanying Notes, which are an integral part of the Financial Statements.
13

Strategic Equity Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,404,666)	6,303,982
Affiliated Issuers (Cost $32,627)	32,633
Total Investments in Securities	6,336,615
Investment in Vanguard	261
Cash Collateral Pledged—Futures Contracts	1,903
Receivables for Investment Securities Sold	79
Receivables for Accrued Income	5,948
Receivables for Capital Shares Issued	1,627
Total Assets	6,346,433
Liabilities
Due to Custodian	15
Payables for Investment Securities Purchased	49
Collateral for Securities on Loan	6,576
Payables for Capital Shares Redeemed	2,993
Payables to Vanguard	463
Variation Margin Payable—Futures Contracts	344
Total Liabilities	10,440
Net Assets	6,335,993
1 Includes $4,745 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	5,754,559
Total Distributable Earnings (Loss)	581,434
Net Assets	6,335,993

Net Assets
Applicable to 206,385,984 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,335,993
Net Asset Value Per Share	$30.70

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Equity Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends	117,595
Interest[1]	245
Securities Lending—Net	428
Total Income	118,268
Expenses
The Vanguard Group—Note B
Investment Advisory Services	855
Management and Administrative	11,399
Marketing and Distribution	509
Custodian Fees	37
Auditing Fees	29
Shareholders’ Reports	95
Trustees’ Fees and Expenses	3
Other Expenses	14
Total Expenses	12,941
Net Investment Income	105,327
Realized Net Gain (Loss)
Investment Securities Sold[1]	748,392
Futures Contracts	(7,430)
Realized Net Gain (Loss)	740,962
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(1,956,423)
Futures Contracts	(2,156)
Change in Unrealized Appreciation (Depreciation)	(1,958,579)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,112,290)
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $233,000, ($11,000), $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Strategic Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	105,327	85,384
Realized Net Gain (Loss)	740,962	1,437,747
Change in Unrealized Appreciation (Depreciation)	(1,958,579)	1,161,519
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,112,290)	2,684,650
Distributions
Total Distributions	(1,479,168)	(118,963)
Capital Share Transactions
Issued	689,147	934,119
Issued in Lieu of Cash Distributions	1,370,549	110,108
Redeemed	(997,958)	(1,580,498)
Net Increase (Decrease) from Capital Share Transactions	1,061,738	(536,271)
Total Increase (Decrease)	(1,529,720)	2,029,416
Net Assets
Beginning of Period	7,865,713	5,836,297
End of Period	6,335,993	7,865,713

See accompanying Notes, which are an integral part of the Financial Statements.
16

Strategic Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$44.07	$30.31	$31.87	$37.21	$34.89
Investment Operations
Net Investment Income[1]	.517	.465	.459	.449	.392
Net Realized and Unrealized Gain (Loss) on Investments	(5.606)	13.937	(1.041)	(2.980)	4.781
Total from Investment Operations	(5.089)	14.402	(.582)	(2.531)	5.173
Distributions
Dividends from Net Investment Income	(.526)	(.479)	(.444)	(.395)	(.460)
Distributions from Realized Capital Gains	(7.755)	(.163)	(.534)	(2.414)	(2.393)
Total Distributions	(8.281)	(.642)	(.978)	(2.809)	(2.853)
Net Asset Value, End of Period	$30.70	$44.07	$30.31	$31.87	$37.21
Total Return[2]	-14.81%	47.98%	-2.09%	-5.63%	15.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,336	$7,866	$5,836	$7,098	$7,946
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.15%	1.53%	1.42%	1.10%
Portfolio Turnover Rate	62%	59%	61%	60%	82%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Strategic Equity Fund
Notes to Financial Statements
Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
18

Strategic Equity Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
19

Strategic Equity Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $261,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These
20

Strategic Equity Fund
reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	48,702
Total Distributable Earnings (Loss)	(48,702)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	72,418
Undistributed Long-Term Gains	612,296
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(103,280)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	312,396	88,680
Long-Term Capital Gains	1,166,772	30,283
Total	1,479,168	118,963
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,439,895
Gross Unrealized Appreciation	888,704
Gross Unrealized Depreciation	(991,984)
Net Unrealized Appreciation (Depreciation)	(103,280)
E.	During the year ended September 30, 2022, the fund purchased $4,658,870,000 of investment securities and sold $4,957,467,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of
21

Strategic Equity Fund
trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $12,662,000 and sales were $2,838,000, resulting in net realized loss of $302,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	17,927	22,762
Issued in Lieu of Cash Distributions	36,883	3,045
Redeemed	(26,922)	(39,868)
Net Increase (Decrease) in Shares Outstanding	27,888	(14,061)
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 71.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $86,644,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $1,208,013,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $83,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates $7,529,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1140 112022

Annual Report   |   September 30, 2022
Vanguard Capital Opportunity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard Capital Opportunity Fund returned –20.39% for Admiral Shares and –20.45% for Investor Shares for the period. The fund’s benchmark, the Russell Midcap Growth Index, returned –29.50%.
•	Early on, pent-up demand helped spur global growth and push down unemployment rates. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Price increases then broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	Small-, mid-, and large-capitalization stocks all posted negative returns for the 12-month period. Large-capitalization stocks held up better than mid- and small-caps, while value stocks outperformed growth.
•	Relative to the benchmark, the fund’s return was helped most by stock selection in the health care sector, with holdings in communication services and financials also contributing. Selection among industrial stocks detracted most from relative return.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard Capital Opportunity Fund returned –20.39% for Admiral Shares and –20.45% for Investor Shares, outperforming the –29.50% return of its benchmark, the Russell Midcap Growth Index, but lagging the –15.47% total return of the S&P 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500, unfavorable stock selection more than offset favorable sector allocation during the period.
Investment environment
The fiscal year ended September 30, 2022, was characterized by an abrupt degradation in market conditions. The year started on the upswing, a continuation of the COVID-19-era recovery—and this despite yet another bout of COVID, as the contagious Omicron variant peaked in mid-January. But in this case the prognosis was mostly good news: Omicron proved more disruptive than destructive, and ultimately COVID’s grip on society was loosened.
Geopolitical hostility and widespread inflation, however, soon supplanted COVID as primary concerns. Russia’s invasion of Ukraine devastated the region and continues to pose risks to Europe and the world. At home, savings-rich consumers, fattened by abundant government stimulus, increasingly returned to pre-COVID activities, forcing businesses into a hiring spree.
By summertime, record-high job openings outnumbered job seekers 2 to 1, reflecting an unprecedented imbalance between labor demand and supply. Inflation thus broadened and worsened during the period. Price spikes in goods and commodities hemorrhaged into stickier categories like wages and services.
The Federal Reserve, chagrined by its earlier complacency as inflation ramped to runaway levels, executed a dramatic hawkish pivot, punctuated by an ongoing series of aggressive rate hikes. The real economy stalled somewhat; despite solid nominal economic growth and a tight labor market, real GDP declined during the first half of 2022. Yet the Fed resolved to further reduce economic activity, raising the prospects of a hard landing.
Equities unsurprisingly faltered amid this tumult, plummeting more than 25% from their January peak. Elevated inflation and rising interest rates weighed especially on high-valuation growth stocks in the S&P 500 Index; the communication services (–39%), consumer discretionary (–21%), and information technology (–20%) sectors lagged the market. Energy (+46%) fared best, boosted by higher oil prices. Defensive sectors also outperformed, including utilities (+6%), consumer staples (flat), and health care (–3%).
Outlook for U.S. equities
The S&P 500 Index’s valuation is now slightly below historical norms (15.2x forward P/E versus the 15.5x 20-year average). Likewise, the 10-year Treasury yield jumped to nearly 4%, a decade-high

2

rate and comparable to its longer-term historical norm. These metrics on a standalone basis perhaps warrant a neutral outlook.
But this ignores above-average macroeconomic risks, as the Fed’s explicit intention is to slow the economy. Forward earnings expectations are likely too high, even after abnormally large downward revisions to near-term estimates. Recent earnings reports have generally disappointed, with guidance reductions commonplace.
Also, the stronger dollar has a direct negative impact on earnings given companies’ substantial foreign exposures; we observe limited evidence of the dollar’s mid-teen appreciation (versus year-ago levels, as measured by the U.S. Dollar Index) in next year’s earnings estimates. These concerns, among others, leave us somewhat cautious overall, even after the market’s swift recalibration.
Portfolio update
The portfolio maintained its substantial overweight positions in health care and industrials stocks; these sectors represented 42% of average assets compared with their 22% combined weighting in the S&P 500. The portfolio was modestly underweight information technology (27% of average assets versus 28% for the S&P 500), consumer discretionary (11% versus 12%), and energy (3% versus 4%). The portfolio was also underweight financials (9% versus 11%) and communication services (5%
versus 9%). The fund maintained limited exposure to all other sectors, including consumer staples, materials, real estate, and utilities.
Sector allocation was modestly favorable during the period. The fund benefited from its overweight position in the health care sector, its underweight position in communication services, and a modest cash position. These tailwinds were partly offset by underweight positions in the three best-performing sectors, energy, utilities, and consumer staples.
Stock selection was broadly unfavorable outside of communication services, where limited exposure to Netflix (–61%) and Meta (–60%) proved helpful. Within health care, the fund’s largest position, Eli Lilly (+42%), logged another stellar year, while biotechnology heavyweights Amgen (+10%) and BioMarin (+10%) also outperformed. These results, however, were more than offset by weakness in BeiGene (–63%) and BioNTech (–50%).
Within industrials, the fund’s significant transportation holdings generally lagged; despite reopening momentum, Southwest (–40%) underperformed as fuel costs spiked, while shipping giant FedEx (–31%) disappointed the market with its weak outlook. Within information technology, key holdings Adobe (–52%), Splunk (–48%), and ASML (–44%) faltered, adding to the headwind from the fund’s sizable underweight position in Apple (–2%). And within consumer discretionary, weakness in China-levered XPeng (–66%) and Alibaba (–46%) more than offset the
3

fund's limited exposure to Amazon (–31%).
As of September 30, 2022, the fund’s top 10 holdings comprised 30% of assets.
Advisor perspectives
We assess this year’s developments as a potential paradigm shift in the market. Notwithstanding an occasional glitch, the decade-plus since the Great Recession had been remarkably benign, with accommodative financial conditions, steady if modest global economic growth, and a relentless equity bull market. A pliant Federal Reserve, offering investors quasi-insurance in the form of a “Fed put,” underwrote a “buy the dip” mentality that became ubiquitous.
But the COVID era—both the virus and especially the policy response to it—ultimately sowed enough dislocation to tip the proverbial apple cart. Ironically, it was COVID’s abrupt fade, or rather, its welcome shift to endemic status, that applied the final push. The mass normalization of society, coupled with two years of excessive money supply growth, unleashed the worst inflation in 40 years.
The hallmarks of the prior paradigm—low interest rates, inflation, and growth—bred a certain type of winner. Growth stocks, for instance, dominated value, and large likewise trumped small; in the 13 calendar years from 2009 through 2021, growth and large outperformed their counterparts 10 times each. Growth outperformed value by 650 basis points annually (the Russell 3000 Growth Index returned 19.1%; its value counterpart returned
12.6%), while large outpaced small by 230 basis points annually (the Russell 1000 and Russell 2000 returned 16.1% and 13.8%, respectively). The ultimate winners were Big Tech stocks; the ascendance of Apple, Amazon, Alphabet, Meta, and Netflix—the so-called FAANG stocks—explains much of this large growth stock phenomenon.
A new paradigm would upend this dynamic, as investors migrate from yesterday’s darlings to fresh leadership. Over the past year, FAANG stocks indeed struggled; Netflix (–61%), Meta (–60%), Amazon (–31%), and Alphabet (–28%) all badly lagged, with only Apple (–2%) holding its ground. That said, picking the next winners is never straightforward. Despite largely avoiding the FAANG collapses, the fund still struggled in relative terms because of its own idiosyncratic miscues. Energy and defensive sectors outperformed during the fiscal year, as did value. Other than several biopharmaceutical companies, our differentiated holdings generally failed to deliver.
But tomorrow’s longer-term winners are, as always, uncertain. The contours of this potential new paradigm have yet to take shape. Rapidly rising rates tend to break things, and we expect wreckage if the Fed perseveres. But eventually we believe a less Fed-centric market will arise, one where fundamentals and valuations feature more prominently than last decade’s artificial backstop. We are optimistic our holdings’ promising
4

long-term fundamentals and attractive valuations will benefit from this evolution.
Conclusion
Our investment approach is vulnerable to extended periods of underperformance; mistakes and misfortune sometimes conspire, and the COVID era included plenty of both. But we have high conviction much better days are ahead, and we see in the current market reckoning a paradigm shift may be underway. We believe the fund is well positioned, and we are also searching for new opportunities amid the market carnage.
PRIMECAP Management Company
October 13, 2022
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
Capital Opportunity Fund
Investor Shares	$1,000.00	$809.60	$1.95
Admiral™ Shares	1,000.00	809.90	1.63
Based on Hypothetical 5% Yearly Return
Capital Opportunity Fund
Investor Shares	$1,000.00	$1,022.91	$2.18
Admiral Shares	1,000.00	1,023.26	1.83
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.43% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
7

Capital Opportunity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Capital Opportunity Fund Investor Shares	-20.45%	7.87%	13.65%	$35,960
Russell Midcap Growth Index	-29.50	7.62	10.85	28,019
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Capital Opportunity Fund Admiral Shares	-20.39%	7.95%	13.73%	$181,073
Russell Midcap Growth Index	-29.50	7.62	10.85	140,097
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	145,598
See Financial Highlights for dividend and capital gains information.
8

Capital Opportunity Fund
Fund Allocation
As of September 30, 2022
Communication Services	5.5%
Consumer Discretionary	10.6
Energy	3.6
Financials	8.2
Health Care	35.4
Industrials	11.7
Information Technology	24.7
Materials	0.3
The table reflects the fund’s investments, except for short-term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Capital Opportunity Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (94.3%)
Communication Services (5.2%)
*	Alphabet Inc. Class A	2,372,800	226,958
*	Alphabet Inc. Class C	2,132,600	205,049
*	Baidu Inc. ADR	1,649,600	193,812
*	Pinterest Inc. Class A	2,987,850	69,617
	Electronic Arts Inc.	373,100	43,171
*	Meta Platforms Inc. Class A	285,400	38,723
*	Live Nation Entertainment Inc.	153,850	11,699
*	Roblox Corp. Class A	246,900	8,849
*	Walt Disney Co.	81,557	7,693
*	ZoomInfo Technologies Inc. Class A	174,700	7,278
*	Twitter Inc.	160,700	7,045
*	Netflix Inc.	7,010	1,650
*	Madison Square Garden Sports Corp.	3,100	424
*	Snap Inc. Class A	23,000	226
*	Madison Square Garden Entertainment Corp.	3,100	137
			822,331
Consumer Discretionary (10.0%)
*	Tesla Inc.	1,528,290	405,379
*	Alibaba Group Holding Ltd. ADR	2,456,700	196,511
	TJX Cos. Inc.	2,752,600	170,992
*	CarMax Inc.	1,722,697	113,733
*	Amazon.com Inc.	897,100	101,372
	Sony Group Corp. ADR	1,484,225	95,065
	Entain plc	7,180,853	85,858
*	XPeng Inc. Class A ADR	6,224,719	74,385
*	Capri Holdings Ltd.	1,707,737	65,645
*	Royal Caribbean Cruises Ltd.	1,171,700	44,407
	Ross Stores Inc.	403,900	34,037
	eBay Inc.	566,000	20,835
*	Flutter Entertainment plc (XDUB)	170,598	18,719
*	Carnival Corp.	2,522,045	17,730
*	Burlington Stores Inc.	147,950	16,554
*	Ollie's Bargain Outlet Holdings Inc.	310,890	16,042
	Marriott International Inc. Class A	112,500	15,766
	Restaurant Brands International Inc.	234,900	12,492
		Shares	Market Value• ($000)
*	Las Vegas Sands Corp.	258,500	9,699
*	Ulta Beauty Inc.	23,000	9,227
	Hilton Worldwide Holdings Inc.	76,333	9,207
*	Rivian Automotive Inc. Class A	258,000	8,491
	Newell Brands Inc.	578,000	8,028
*	Norwegian Cruise Line Holdings Ltd.	483,125	5,488
*	DoorDash Inc. Class A	108,750	5,378
*	AutoZone Inc.	2,270	4,862
	Dollar General Corp.	15,350	3,682
	Darden Restaurants Inc.	22,900	2,893
*	Five Below Inc.	9,100	1,253
			1,573,730
Energy (3.4%)
	Pioneer Natural Resources Co.	1,014,423	219,653
	Hess Corp.	1,776,674	193,640
	EOG Resources Inc.	363,321	40,594
	Coterra Energy Inc.	1,153,350	30,125
*	Transocean Ltd. (XNYS)	11,836,496	29,236
*	Southwestern Energy Co.	3,330,000	20,380
*	TechnipFMC plc	742,200	6,279
	Technip Energies NV	14,200	161
			540,068
Financials (7.7%)
	Raymond James Financial Inc.	3,046,360	301,041
	Northern Trust Corp.	1,699,351	145,396
	Morgan Stanley	1,836,560	145,107
	Wells Fargo & Co.	3,236,995	130,192
	Bank of America Corp.	3,691,317	111,478
	MarketAxess Holdings Inc.	278,430	61,948
	Goldman Sachs Group Inc.	198,550	58,185
	CME Group Inc.	286,154	50,686
	Discover Financial Services	551,300	50,124
	Charles Schwab Corp.	573,100	41,189
	LPL Financial Holdings Inc.	163,900	35,809
	Progressive Corp.	281,600	32,725
	JPMorgan Chase & Co.	292,490	30,565
	Tradeweb Markets Inc. Class A	440,000	24,825
10

Capital Opportunity Fund
		Shares	Market Value• ($000)
	Citigroup Inc.	68,100	2,838
			1,222,108
Health Care (33.4%)
	Eli Lilly & Co.	3,829,178	1,238,165
*	Biogen Inc.	2,069,277	552,497
	Amgen Inc.	2,163,909	487,745
*	BioMarin Pharmaceutical Inc.	5,173,100	438,524
[1]	BioNTech SE ADR	2,076,166	280,033
*	Seagen Inc.	1,828,192	250,152
	Thermo Fisher Scientific Inc.	483,498	245,225
	Bristol-Myers Squibb Co.	3,147,050	223,724
	Novartis AG ADR	2,277,330	173,100
*	Boston Scientific Corp.	4,103,606	158,933
*	BeiGene Ltd. ADR	976,781	131,690
	AstraZeneca plc ADR	2,143,160	117,531
*	Edwards Lifesciences Corp.	1,418,900	117,244
	Roche Holding AG	337,338	109,815
*	LivaNova plc	1,589,220	80,685
	PerkinElmer Inc.	650,680	78,296
*	Elanco Animal Health Inc. (XNYS)	5,324,966	66,083
	Zimmer Biomet Holdings Inc.	614,810	64,278
*	Alkermes plc	2,841,380	63,448
*	QIAGEN NV	1,533,957	63,322
*	Illumina Inc.	314,900	60,080
*	FibroGen Inc.	4,460,971	58,037
*	Charles River Laboratories International Inc.	272,990	53,724
	Abbott Laboratories	490,900	47,500
*	Allogene Therapeutics Inc.	2,844,580	30,721
	Agilent Technologies Inc.	206,780	25,134
	Medtronic plc	149,500	12,072
	Danaher Corp.	34,195	8,832
*	Omnicell Inc.	90,910	7,912
	Alcon Inc.	118,960	6,921
[2]	Siemens Healthineers AG	133,680	5,734
*	Repligen Corp.	24,608	4,604
*	Bridgebio Pharma Inc.	340,900	3,389
*	Guardant Health Inc.	62,586	3,369
*	ImmunoGen Inc.	503,827	2,408
*	IQVIA Holdings Inc.	9,292	1,683
*	Waters Corp.	5,796	1,562
	Humana Inc.	1,575	764
*	Zimvie Inc.	61,381	606
*	Adaptive Biotechnologies Corp.	28,100	200
			5,275,742
Industrials (11.0%)
	AECOM	4,629,136	316,494
	FedEx Corp.	1,698,674	252,202
*	Southwest Airlines Co.	7,906,219	243,828
	Jacobs Solutions Inc.	2,020,029	219,153
	Airbus SE	1,375,391	118,559
*	United Airlines Holdings Inc.	3,623,103	117,860
*	Delta Air Lines Inc.	2,874,090	80,647
	TransDigm Group Inc.	114,619	60,154
		Shares	Market Value• ($000)
*	American Airlines Group Inc.	4,938,230	59,456
	Curtiss-Wright Corp.	312,600	43,502
	IDEX Corp.	199,950	39,960
	Old Dominion Freight Line Inc.	130,900	32,564
	Textron Inc.	537,250	31,300
*	Lyft Inc. Class A	1,212,265	15,966
*,1	Aurora Innovation Inc.	7,030,000	15,536
*	Ryanair Holdings plc ADR	256,700	14,996
*	Uber Technologies Inc.	537,600	14,246
	AMETEK Inc.	110,000	12,475
	Union Pacific Corp.	60,000	11,689
*	JetBlue Airways Corp.	1,729,800	11,469
	Caterpillar Inc.	60,000	9,845
	Carrier Global Corp.	268,900	9,562
	Rockwell Automation Inc.	40,000	8,604
*	TuSimple Holdings Inc. Class A	82,200	625
			1,740,692
Information Technology (23.3%)
	Microsoft Corp.	1,443,390	336,165
*	Flex Ltd.	15,903,242	264,948
	KLA Corp.	868,370	262,795
	Micron Technology Inc.	5,152,467	258,139
	Texas Instruments Inc.	1,525,580	236,129
*	Trimble Inc.	3,298,371	179,003
	NetApp Inc.	2,836,310	175,426
*	Splunk Inc.	2,241,300	168,546
*	Adobe Inc.	593,400	163,304
	ASML Holding NV GDR (Registered)	362,467	150,551
*	Descartes Systems Group Inc.	1,987,665	126,276
	QUALCOMM Inc.	881,740	99,619
	Visa Inc. Class A	552,000	98,063
	Corning Inc.	3,182,324	92,351
	Intel Corp.	3,364,430	86,701
	Entegris Inc.	967,700	80,338
*	Wolfspeed Inc.	774,200	80,021
	Universal Display Corp.	814,814	76,878
	Jabil Inc.	1,177,500	67,953
	Intuit Inc.	170,100	65,883
	NVIDIA Corp.	462,170	56,103
	HP Inc.	1,815,910	45,252
*	PayPal Holdings Inc.	481,700	41,460
*	Nutanix Inc. Class A	1,981,619	41,277
*	FormFactor Inc.	1,549,441	38,813
	Hewlett Packard Enterprise Co.	3,203,620	38,379
*	WEX Inc.	298,390	37,878
	Teradyne Inc.	471,200	35,411
*	Autodesk Inc.	177,600	33,176
*	BlackBerry Ltd.	6,813,076	32,021
	Oracle Corp.	514,000	31,390
*	Keysight Technologies Inc.	177,150	27,876
*	Salesforce Inc.	148,000	21,288
	Telefonaktiebolaget LM Ericsson ADR	3,566,100	20,469
	VMware Inc. Class A	187,000	19,908
*,1	Unity Software Inc.	404,084	12,874
	Analog Devices Inc.	90,000	12,541
*	Western Digital Corp.	361,280	11,760
*	MongoDB Inc. Class A	57,100	11,338

11

Capital Opportunity Fund
		Shares	Market Value• ($000)
*	Palo Alto Networks Inc.	62,250	10,196
*	Crowdstrike Holdings Inc. Class A	59,400	9,790
	Mastercard Inc. Class A	28,600	8,132
*	Zoom Video Communications Inc. Class A	93,450	6,877
*	Gitlab Inc. Class A	98,550	5,048
	Nokia OYJ ADR	500,000	2,135
	Applied Materials Inc.	10,700	877
*	HubSpot Inc.	825	223
*	Okta Inc.	3,500	199
*	RingCentral Inc. Class A	2,800	112
*	Arista Networks Inc.	200	22
*	DocuSign Inc. Class A	200	11
			3,681,925
Materials (0.3%)
*	Ivanhoe Mines Ltd. Class A	4,833,900	31,110
	Albemarle Corp.	61,500	16,263
			47,373
Total Common Stocks (Cost $7,546,276)			14,903,969
Temporary Cash Investments (6.3%)
Money Market Fund (6.3%)
[3,4]	Vanguard Market Liquidity Fund, 2.828% (Cost $1,004,481)	10,047,667	1,004,465
Total Investments (100.6%) (Cost $8,550,757)			15,908,434
Other Assets and Liabilities—Net (-0.6%)			(98,624)
Net Assets (100%)			15,809,810
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $108,298,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $5,734,000, representing 0.0% of net assets.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $110,545,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
12

Capital Opportunity Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $7,546,276)	14,903,969
Affiliated Issuers (Cost $1,004,481)	1,004,465
Total Investments in Securities	15,908,434
Investment in Vanguard	634
Cash	9,915
Receivables for Investment Securities Sold	8,621
Receivables for Accrued Income	12,107
Receivables for Capital Shares Issued	4,850
Total Assets	15,944,561
Liabilities
Payables for Investment Securities Purchased	10,295
Collateral for Securities on Loan	110,545
Payables to Investment Advisor	10,113
Payables for Capital Shares Redeemed	2,893
Payables to Vanguard	905
Total Liabilities	134,751
Net Assets	15,809,810
1 Includes $108,298 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	7,090,487
Total Distributable Earnings (Loss)	8,719,323
Net Assets	15,809,810

Investor Shares—Net Assets
Applicable to 17,539,061 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,113,620
Net Asset Value Per Share—Investor Shares	$63.49

Admiral Shares—Net Assets
Applicable to 100,243,824 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	14,696,190
Net Asset Value Per Share—Admiral Shares	$146.60

See accompanying Notes, which are an integral part of the Financial Statements.
13

Capital Opportunity Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends[1]	191,759
Interest[2]	5,547
Securities Lending—Net	860
Total Income	198,166
Expenses
Investment Advisory Fees—Note B	43,891
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,632
Management and Administrative—Admiral Shares	22,000
Marketing and Distribution—Investor Shares	92
Marketing and Distribution—Admiral Shares	513
Custodian Fees	390
Auditing Fees	27
Shareholders’ Reports—Investor Shares	23
Shareholders’ Reports—Admiral Shares	73
Trustees’ Fees and Expenses	7
Other Expenses	14
Total Expenses	69,662
Expenses Paid Indirectly	(2)
Net Expenses	69,660
Net Investment Income	128,506
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,535,224
Foreign Currencies	170
Realized Net Gain (Loss)	1,535,394
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(5,711,314)
Purchase Commitments	7,850
Foreign Currencies	(314)
Change in Unrealized Appreciation (Depreciation)	(5,703,778)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,039,878)
1	Dividends are net of foreign withholding taxes of $3,063,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $5,547,000, ($66,000), $10,000, and ($128,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Capital Opportunity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	128,506	79,229
Realized Net Gain (Loss)	1,535,394	1,940,699
Change in Unrealized Appreciation (Depreciation)	(5,703,778)	3,708,205
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,039,878)	5,728,133
Distributions
Investor Shares	(149,097)	(141,974)
Admiral Shares	(1,902,569)	(1,495,145)
Total Distributions	(2,051,666)	(1,637,119)
Capital Share Transactions
Investor Shares	(33,541)	(300,478)
Admiral Shares	1,122,357	108,916
Net Increase (Decrease) from Capital Share Transactions	1,088,816	(191,562)
Total Increase (Decrease)	(5,002,728)	3,899,452
Net Assets
Beginning of Period	20,812,538	16,913,086
End of Period	15,809,810	20,812,538

See accompanying Notes, which are an integral part of the Financial Statements.
15

Capital Opportunity Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$88.53	$71.69	$64.38	$75.87	$65.51
Investment Operations
Net Investment Income[1]	.470	.276	.454	.549	.428
Net Realized and Unrealized Gain (Loss) on Investments	(16.748)	23.563	11.233	(5.116)	12.957
Total from Investment Operations	(16.278)	23.839	11.687	(4.567)	13.385
Distributions
Dividends from Net Investment Income	(.295)	(.334)	(.501)	(.473)	(.449)
Distributions from Realized Capital Gains	(8.467)	(6.665)	(3.876)	(6.450)	(2.576)
Total Distributions	(8.762)	(6.999)	(4.377)	(6.923)	(3.025)
Net Asset Value, End of Period	$63.49	$88.53	$71.69	$64.38	$75.87
Total Return[2]	-20.45%	34.75%	18.52%	-5.01%	21.03%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,114	$1,585	$1,518	$1,684	$2,065
Ratio of Total Expenses to Average Net Assets	0.43%[3]	0.43%	0.44%	0.44%	0.43%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.33%	0.69%	0.84%	0.62%
Portfolio Turnover Rate	6%	7%	8%	6%	10%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.43%.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Capital Opportunity Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$204.49	$165.62	$148.73	$175.34	$151.28
Investment Operations
Net Investment Income[1]	1.215	.775	1.148	1.374	1.103
Net Realized and Unrealized Gain (Loss) on Investments	(38.672)	54.409	25.968	(11.834)	29.937
Total from Investment Operations	(37.457)	55.184	27.116	(10.460)	31.040
Distributions
Dividends from Net Investment Income	(.873)	(.916)	(1.270)	(1.241)	(1.030)
Distributions from Realized Capital Gains	(19.560)	(15.398)	(8.956)	(14.909)	(5.950)
Total Distributions	(20.433)	(16.314)	(10.226)	(16.150)	(6.980)
Net Asset Value, End of Period	$146.60	$204.49	$165.62	$148.73	$175.34
Total Return[2]	-20.39%	34.84%	18.60%	-4.95%	21.12%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,696	$19,228	$15,395	$14,618	$16,372
Ratio of Total Expenses to Average Net Assets	0.36%[3]	0.36%	0.37%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.40%	0.76%	0.91%	0.69%
Portfolio Turnover Rate	6%	7%	8%	6%	10%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.36%.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Capital Opportunity Fund
Notes to Financial Statements
Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Private Investment in Public Equity (PIPE): PIPE transactions involve the purchase of, or commitment to purchase, a fixed number of shares directly from a publicly traded company in a private placement transaction at a stated price on the settlement date. Settlement is conditioned on several factors including, but not limited to, regulatory approvals, completion of the anticipated merger or other customary closing conditions. The purchase commitment is recognized when it is considered binding and is fair valued according to procedures adopted by the board of trustees. Securities received in a PIPE transaction are restricted from resale until they become effectively registered with the U.S. Securities and Exchange Commission. Such restrictions cause the PIPEs to be illiquid during this time and the fund may experience difficulty valuing these securities.
18

Capital Opportunity Fund
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow
19

Capital Opportunity Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2022, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $634,000, representing less than 0.01% of the fund’s net assets and 0.25% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $2,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
20

Capital Opportunity Fund
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	14,565,123	338,846	—	14,903,969
Temporary Cash Investments	1,004,465	—	—	1,004,465
Total	15,569,588	338,846	—	15,908,434
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	58,680
Total Distributable Earnings (Loss)	(58,680)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains from passive foreign investment companies; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	102,749
Undistributed Long-Term Gains	1,269,051
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(415)
Net Unrealized Gains (Losses)	7,347,938
21

Capital Opportunity Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	159,051	102,963
Long-Term Capital Gains	1,892,615	1,534,156
Total	2,051,666	1,637,119
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	8,560,406
Gross Unrealized Appreciation	8,777,982
Gross Unrealized Depreciation	(1,429,953)
Net Unrealized Appreciation (Depreciation)	7,348,029
G.	During the year ended September 30, 2022, the fund purchased $1,152,866,000 of investment securities and sold $2,400,141,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	106,036	1,323	204,140	2,462
Issued in Lieu of Cash Distributions	133,246	1,662	132,306	1,724
Redeemed	(272,823)	(3,348)	(636,924)	(7,454)
Net Increase (Decrease)—Investor Shares	(33,541)	(363)	(300,478)	(3,268)
Admiral Shares
Issued	993,989	5,809	910,923	4,648
Issued in Lieu of Cash Distributions	1,647,533	8,903	1,313,964	7,417
Redeemed	(1,519,165)	(8,496)	(2,115,971)	(10,991)
Net Increase (Decrease)—Admiral Shares	1,122,357	6,216	108,916	1,074
I.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Capital Opportunity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Capital Opportunity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers  LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $148,772,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $1,946,612,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $1,969,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2022, Bloomberg. All rights reserved.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1110 112022

Annual Report   |   September 30, 2022
Vanguard Global Equity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	5
Performance Summary	7
Financial Statements	9
Trustees Approve Advisory Arrangements	27
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging period for financial markets. Vanguard Global Equity Fund returned –27.52%, lagging the –20.66% return of its benchmark index, the MSCI All Country World Index.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s invasion of Ukraine. Then price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession. Late in the period, tax reforms proposed by the U.K. government aimed at shoring up the economy added to the market downturn in that country.
•	With about 40% of the fund’s assets outside the United States on average, the strengthening of the U.S. dollar relative to other currencies was a headwind, lowering returns from overseas for U.S.-based investors. The fund’s returns were negative across global regions and most sectors. (Utilities were a notable exception.) Relative to the benchmark, the fund’s stock selection underperformed across regions and sectors, except in materials.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%

Advisors’ Report
For the fiscal year ended September 30, 2022, Vanguard Global Equity Fund returned –27.52%, lagging the –20.66% return of its benchmark, the MSCI All Country World Index, which tracks stocks in about 50 developed and emerging markets. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches.
The accompanying table presents the amount and percentage of fund assets that each advisor manages, as well as brief descriptions of their investment strategies. Baillie Gifford has provided a discussion of the investment environment that existed during the past year and its effect on portfolio positioning. Wellington Management Company LLP and Pzena Investment Management, LLC, became advisors for the fund recently; their commentary will begin with the 2023 annual report.
Baillie Gifford Overseas Ltd.
Portfolio Managers:
Malcolm MacColl,
Joint Senior Partner
and Investment Manager
Spencer Adair, CFA,
Partner and Investment Manager
Helen Xiong,
Partner and Investment Manager
Over the last year, global equity markets have declined significantly, and our growth style has underperformed. Interconnected macroeconomic and geopolitical issues have accounted for much of the market’s anxiety. The pandemic caused inflation to emerge by reducing the available pool of labor. This was exacerbated by Russia’s invasion of Ukraine, which caused a sharp rise in energy costs, and we now have inflation levels well above what any reasonable forecaster would have imagined. This in turn has led to rapid interest rate increases, with further rises predicted. These factors are all leading to a likely decline in consumption. Against this backdrop, where are the grounds for optimism?
The gloomy economic backdrop is often in stark contrast to the long-term growth prospects of companies we hold on your behalf. Even though growth equities are currently out of favor, our confidence in the portfolio is underpinned by the holdings’ superior resilience, quality, and growth characteristics.
The portfolio remains significantly less indebted and has higher margin structures than the broader market. These qualities are desirable in a world where both input and funding costs are rising and the demand environment for companies is less certain. The portfolio’s operational performance remains strong; sales and earnings growth are meaningfully higher than that of the wider market. Volatility is inevitable for our reward-seeking approach; however, the extent of share price declines appears at odds with the fundamental metrics noted above.
One example is Farfetch, the online luxury platform that was among the most severely punished in share price terms over the past year. The company’s recent deal to acquire a significant stake of its competitor Yoox Net-a-Porter from Swiss luxury conglomerate Richemont increased our conviction. The acquisition has strengthened Farfetch’s competitive position and, as part of the deal, Richemont will stock all its luxury goods brands’ websites on Farfetch’s platform. We added to the holding, as this development confirms the superiority of Farfetch’s technology and increases its growth potential.
The prolonged market weakness is also enabling us to deploy capital into a wider range of companies than we could a year ago. Recent purchases include Analog Devices, Adobe, and MercadoLibre—each a high-quality enabler of the digital revolution. Having previously been put off by the valuations, we believe that the purchase prices represent rare opportunities to buy exceptionally high-quality growth companies at much more attractive valuations than at any other point in recent years.
Consistency of investment approach, particularly through the difficult times, is of utmost importance. Our investment edge remains in identifying and owning growth companies for the long term. The purpose of this is to allow the power of compound growth in revenues, earnings, and cash flows to drive share price appreciation.
Operating conditions for companies change, and we recognize this. We are confident that this portfolio is well placed to navigate a period of rising costs and potentially weaker demand. Indeed, the financial characteristics and the competitive positions of a vast majority of our holdings lead us to believe that there is a reasonable likelihood that many will outcompete their peers and emerge stronger.
We think the growth opportunities for the next decade are exciting. We are looking to own ambitious companies with an identifiable edge and a long-term perspective for deploying capital and generating strong returns. At today’s market levels, there are more stocks that fit with our thesis, and we remain optimistic about the future.

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	50	3,166	A long-term, active, bottom-up investment approach is used to identify companies that can generate above-average growth in earnings and cash flow.
Wellington Management Company LLP	24	1,517	The advisor uses a bottom-up, fundamental approach to identify companies it believes will drive or benefit from innovation.
Pzena Investment Management, LLC	24	1,476	A deep-value approach seeks to determine whether the problems affecting undervalued companies are temporary or permanent.
Cash Investments	2	112	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2022
Global Equity Fund	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$774.50	$1.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.01	2.08
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Global Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Global Equity Fund	-27.52%	3.81%	7.96%	$21,519
MSCI All Country World Index Net	-20.66	4.44	7.28	20,195
See Financial Highlights for dividend and capital gains information.

Global Equity Fund
Fund Allocation
As of September 30, 2022
United States	61.6%
Japan	5.1
United Kingdom	5.1
Netherlands	2.9
Germany	2.5
China	2.5
France	2.2
Ireland	2.2
India	2.1
Switzerland	1.9
Hong Kong	1.7
Brazil	1.6
Taiwan	1.4
South Korea	1.3
Australia	1.2
Sweden	1.0
Other	3.7
The table reflects the fund’s investments, except for short-term investments and derivatives.

Global Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (96.9%)
Australia (1.1%)
	BHP Group Ltd. (XLON)	2,523,422	62,836
	Woodside Energy Group Ltd. (XLON)	437,661	8,916
			71,752
Brazil (1.5%)
	Ambev SA	13,825,610	39,829
	B3 SA - Brasil Bolsa Balcao	14,023,100	33,925
	XP Inc. Class A	1,211,323	23,027
			96,781
Canada (0.4%)
*	Shopify Inc. Class A (XTSE)	872,724	23,511
China (2.4%)
*	Alibaba Group Holding Ltd.	5,929,215	59,170
*,1	Meituan Class B	1,288,100	27,071
	Ping An Insurance Group Co. of China Ltd. Class H	5,006,000	24,974
*	Li Auto Inc. Class A	1,094,480	12,607
*	Li Auto Inc. ADR	421,289	9,694
	SG Micro Corp. Class A	342,833	6,787
*	XPeng Inc. Class A	696,400	4,133
	Will Semiconductor Co. Ltd. Shanghai Class A	299,800	3,369
	Will Semiconductor Co. Ltd. Shanghai	106,100	1,192
			148,997
Denmark (0.4%)
*	Genmab A/S	75,052	24,145
Finland (0.7%)
	Nokia OYJ	10,803,758	46,381
France (2.2%)
	Pernod Ricard SA	365,362	67,027
	Cie Generale des Etablissements Michelin SCA	2,005,623	44,937
	ArcelorMittal SA	888,952	17,689
*	Ubisoft Entertainment SA	212,760	5,847
			135,500
		Shares	Market Value• ($000)
Germany (2.4%)
	BASF SE	1,288,021	49,432
	Volkswagen AG Preference Shares	305,383	37,315
	Deutsche Boerse AG	170,953	28,024
	Fresenius Medical Care AG & Co. KGaA	814,993	22,961
	adidas AG	133,933	15,397
			153,129
Hong Kong (1.7%)
	AIA Group Ltd.	6,608,400	55,021
	Galaxy Entertainment Group Ltd.	6,410,220	37,679
*	Sands China Ltd.	4,973,600	12,385
			105,085
India (2.1%)
[1]	Reliance Industries Ltd. GDR	1,557,284	90,357
	Housing Development Finance Corp. Ltd.	1,415,193	39,483
			129,840
Ireland (2.1%)
	CRH plc (XLON)	1,704,801	54,684
*	Ryanair Holdings plc ADR	902,346	52,715
	Smurfit Kappa Group plc (XDUB)	880,075	25,170
*,2	Irish Bank Resolution Corp.	122,273	—
			132,569
Italy (0.4%)
	Enel SpA	5,604,427	22,985
*	Saipem SpA	10,000	6
			22,991
Japan (5.0%)
	Olympus Corp.	3,440,200	66,181
	Komatsu Ltd.	2,688,600	48,955
	Daiichi Sankyo Co. Ltd.	1,125,200	31,450
	SMC Corp.	71,400	29,058
	Sysmex Corp.	465,000	24,848
	Keyence Corp.	72,000	23,800
	Resona Holdings Inc.	6,421,400	23,499
	Denso Corp.	415,300	18,989
	CyberAgent Inc.	2,124,200	17,886
	Shiseido Co. Ltd.	432,500	15,158
	Hoshizaki Corp.	303,200	8,456
	Honda Motor Co. Ltd.	124,979	2,713
			310,993

Global Equity Fund
		Shares	Market Value• ($000)
Netherlands (2.8%)
	Prosus NV	1,787,645	93,005
	ING Groep NV	4,143,549	35,504
	Randstad NV	636,604	27,476
*,1	Adyen NV	15,842	19,758
			175,743
Norway (0.4%)
	Schibsted ASA Class A	836,918	11,294
*	Adevinta ASA	1,797,541	10,709
	Schibsted ASA Class B	205,592	2,567
			24,570
Other (0.8%)
[3]	Vanguard Total World Stock ETF	673,843	53,153
Russia (0.0%)
*,2	Sberbank of Russia PJSC	3,912,108	—
[2]	X5 Retail Group NV GDR (Registered)	227,797	—
*,2	Mail.Ru Group Ltd. GDR (Registered) (XLON)	128,137	—
[2]	Severstal PAO GDR (Registered)	520,152	—
			—
Singapore (0.4%)
*	Sea Ltd. ADR	415,624	23,296
South Korea (1.3%)
*	Coupang Inc.	2,522,271	42,046
	Shinhan Financial Group Co. Ltd.	1,066,425	24,772
	POSCO Holdings Inc.	96,031	14,008
			80,826
Sweden (0.9%)
	Atlas Copco AB Class B	3,631,544	30,102
	Epiroc AB Class B	1,697,715	21,408
*	Spotify Technology SA	76,830	6,630
			58,140
Switzerland (1.9%)
	Roche Holding AG	110,704	36,038
	UBS Group AG (Registered)	2,316,183	33,603
	Cie Financiere Richemont SA Class A (Registered)	333,954	31,524
	Credit Suisse Group AG (Registered)	2,477,433	9,800
*,1	Wizz Air Holdings plc	407,145	7,082
			118,047
Taiwan (1.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,337,000	44,233
	Hon Hai Precision Industry Co. Ltd.	13,321,745	42,658
			86,891
United Kingdom (4.9%)
	Shell plc	2,071,925	51,680
	Rio Tinto plc	935,265	50,603
	Prudential plc (XLON)	5,018,077	49,115
	AstraZeneca plc ADR	589,152	32,309
	HSBC Holdings plc	5,167,507	26,757
	Standard Chartered plc	3,371,947	21,090
	Tesco plc	8,971,690	20,591
	NatWest Group plc	8,018,998	19,973
	Barclays plc	12,375,310	19,691
		Shares	Market Value• ($000)
*	Farfetch Ltd. Class A	2,215,567	16,506
			308,315
United States (59.7%)
*	Amazon.com Inc.	1,501,469	169,666
	Elevance Health Inc.	299,516	136,052
	Microsoft Corp.	561,245	130,714
	Mastercard Inc. Class A	376,502	107,055
	Martin Marietta Materials Inc.	297,652	95,871
	Arthur J Gallagher & Co.	511,932	87,653
	Moody's Corp.	354,771	86,248
	UnitedHealth Group Inc.	160,245	80,930
*	Alphabet Inc. Class C	840,820	80,845
	General Electric Co.	1,294,754	80,158
	Service Corp. International	1,324,443	76,473
	Visa Inc. Class A	424,250	75,368
*	Meta Platforms Inc. Class A	486,313	65,983
	Eli Lilly & Co.	188,557	60,970
	Lear Corp.	505,171	60,464
*	Illumina Inc.	315,675	60,228
*	Chipotle Mexican Grill Inc. Class A	39,995	60,103
*	Alnylam Pharmaceuticals Inc.	298,870	59,822
	Albemarle Corp.	225,030	59,507
	Prologis Inc.	554,951	56,383
	Royalty Pharma plc Class A	1,362,983	54,765
*	Tesla Inc.	203,805	54,059
*	Alphabet Inc. Class A	551,123	52,715
	Edison International	919,973	52,052
	Thermo Fisher Scientific Inc.	98,415	49,915
	Cognizant Technology Solutions Corp. Class A	861,750	49,499
	Charles Schwab Corp.	654,802	47,061
	Wells Fargo & Co.	1,134,982	45,649
*	Trade Desk Inc. Class A	714,462	42,689
	Estee Lauder Cos. Inc. Class A	196,476	42,419
	Westinghouse Air Brake Technologies Corp.	504,118	41,010
	NRG Energy Inc.	1,050,857	40,216
	Broadridge Financial Solutions Inc.	270,382	39,022
	Walt Disney Co.	412,570	38,918
	Citigroup Inc.	933,692	38,907
	Equitable Holdings Inc.	1,465,516	38,616
*	MercadoLibre Inc.	45,271	37,474
	Ceridian HCM Holding Inc.	667,663	37,309
	S&P Global Inc.	121,409	37,072
*	Booking Holdings Inc.	22,359	36,741
	Monster Beverage Corp.	421,380	36,643
*	Netflix Inc.	153,936	36,243
	American International Group Inc.	749,648	35,593
	McKesson Corp.	103,963	35,334
*	Moderna Inc.	289,035	34,178
	Newell Brands Inc.	2,406,073	33,420
	Teradyne Inc.	437,949	32,912
	Aptiv plc	413,917	32,372
	Uber Technologies Inc.	1,212,280	32,125
	Capital One Financial Corp.	338,491	31,199

Global Equity Fund
		Shares	Market Value• ($000)
*	CBRE Group Inc. Class A	452,042	30,517
	SS&C Technologies Holdings Inc.	638,768	30,501
	Intuitive Surgical Inc.	157,683	29,556
*	CoStar Group Inc.	422,616	29,435
	ICON plc	159,788	29,366
*	Markel Corp.	26,886	29,150
	Airbnb Inc. Class A	275,562	28,945
	Analog Devices Inc.	201,429	28,067
	Livent Corp.	913,564	28,001
	NVIDIA Corp.	224,851	27,295
	Dynatrace Inc.	706,718	24,601
*,4	Chewy Inc. Class A	738,044	22,673
	Skyline Champion Corp.	422,910	22,359
*	SiteOne Landscape Supply Inc.	200,477	20,878
*	Match Group Inc.	431,497	20,604
*	ABIOMED Inc.	82,912	20,368
*	Novocure Ltd.	254,982	19,374
*	Datadog Inc. Class A	214,964	19,084
*	Adobe Inc.	68,455	18,839
	Wingstop Inc.	149,071	18,696
*	Axon Enterprise Inc.	155,440	17,992
	First Solar Inc.	131,255	17,361
*	Snowflake Inc. Class A	101,813	17,304
*	Cloudflare Inc. Class A	303,056	16,762
	Cognex Corp.	403,114	16,709
*	Block Inc. (XNYS)	302,161	16,616
	Hewlett Packard Enterprise Co.	1,369,791	16,410
	MongoDB Inc. Class A	79,945	15,874
*	DoorDash Inc. Class A	297,732	14,723
	Qualtrics International Inc. Class A	1,334,561	13,586
*	Roku Inc.	233,812	13,187
	Cargurus Inc.	920,407	13,042
*	Twilio Inc. Class A	186,412	12,889
*	Shake Shack Inc. Class A	279,580	12,575
	Hannon Armstrong Sustainable Infrastructure Capital Inc.	419,083	12,543
*	Howard Hughes Corp.	225,603	12,496
*	STAAR Surgical Co.	176,616	12,460
	Snap Inc. Class A	1,124,080	11,038
*	Certara Inc.	828,891	11,008
	Seagen Inc.	71,952	9,845
	Roblox Corp. Class A	253,364	9,081
	REVOLUTION Medicines Inc.	427,111	8,423
		Shares	Market Value• ($000)
*	Chegg Inc.	387,603	8,167
*	Oscar Health Inc. Class A	1,555,217	7,761
*	IAC/InterActiveCorp.	120,492	6,673
*	Exact Sciences Corp.	175,814	5,712
	RingCentral Inc. Class A	141,536	5,656
*,4	Wayfair Inc. Class A	148,992	4,850
			3,745,672
Total Common Stocks (Cost $6,263,641)			6,076,327
			Market Value ($000)
Temporary Cash Investments (3.0%)
Money Market Fund (3.0%)
[5,6]	Vanguard Market Liquidity Fund, 2.828% (Cost $186,146)	1,862,184	186,162
Total Investments (99.9%) (Cost $6,449,787)			6,262,489
Other Assets and Liabilities—Net (0.1%)			8,901
Net Assets (100%)			6,271,390
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $144,268,000, representing 2.3% of net assets.
2	Security value determined using significant unobservable inputs.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $7,334,000.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $7,855,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

Global Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2022	400	72,030	(10,043)
MSCI EAFE Index	December 2022	343	28,479	(3,337)
MSCI Emerging Markets Index	December 2022	299	13,029	(1,571)
				(14,951)

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $6,201,899)	6,023,174
Affiliated Issuers (Cost $247,888)	239,315
Total Investments in Securities	6,262,489
Investment in Vanguard	261
Cash Collateral Pledged—Futures Contracts	5,993
Foreign Currency, at Value (Cost $3,370)	3,332
Receivables for Investment Securities Sold	4,795
Receivables for Accrued Income	11,589
Receivables for Capital Shares Issued	2,713
Total Assets	6,291,172
Liabilities
Due to Custodian	788
Payables for Investment Securities Purchased	2,214
Collateral for Securities on Loan	7,855
Payables to Investment Advisor	2,813
Payables for Capital Shares Redeemed	4,214
Payables to Vanguard	662
Variation Margin Payable—Futures Contracts	1,236
Total Liabilities	19,782
Net Assets	6,271,390
1 Includes $7,334 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	6,176,952
Total Distributable Earnings (Loss)	94,438
Net Assets	6,271,390

Net Assets
Applicable to 231,672,263 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,271,390
Net Asset Value Per Share	$27.07

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	108,609
Dividends—Affiliated Issuers	295
Non-Cash Dividends[2]	11,162
Interest—Unaffiliated Issuers	49
Interest—Affiliated Issuers	1,748
Securities Lending—Net	401
Total Income	122,264
Expenses
Investment Advisory Fees—Note B
Basic Fee	18,670
Performance Adjustment	(2,910)
The Vanguard Group—Note C
Management and Administrative	16,876
Marketing and Distribution	630
Custodian Fees	342
Auditing Fees	36
Shareholders’ Reports	130
Trustees’ Fees and Expenses	3
Other Expenses	199
Total Expenses	33,976
Net Investment Income	88,288
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	9
Investment Securities Sold—Unaffiliated Issuers[3]	491,093
Investment Securities Sold—Affiliated Issuers	1,209
Futures Contracts	(27,600)
Forward Currency Contracts	(8)
Foreign Currencies	(2,345)
Realized Net Gain (Loss)	462,358
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[4]	(3,012,752)
Investment Securities—Affiliated Issuers	(8,621)
Futures Contracts	(7,109)
Foreign Currencies	(407)
Change in Unrealized Appreciation (Depreciation)	(3,028,889)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,478,243)
1	Dividends are net of foreign withholding taxes of $6,026,000.
2	Dividends include foreign tax reclaims of $763,000 and are net of foreign withholding taxes of $5,728,000.
3	Realized gain (loss) is net of foreign capital gain taxes of $180,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of ($2,102,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,288	77,732
Realized Net Gain (Loss)	462,358	723,408
Change in Unrealized Appreciation (Depreciation)	(3,028,889)	1,110,891
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,478,243)	1,912,031
Distributions
Total Distributions	(944,789)	(221,418)
Capital Share Transactions
Issued	1,050,800	1,446,524
Issued in Lieu of Cash Distributions	823,880	201,858
Redeemed	(1,243,098)	(1,085,511)
Net Increase (Decrease) from Capital Share Transactions	631,582	562,871
Total Increase (Decrease)	(2,791,450)	2,253,484
Net Assets
Beginning of Period	9,062,840	6,809,356
End of Period	6,271,390	9,062,840

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$41.53	$33.31	$30.75	$32.62	$29.98
Investment Operations
Net Investment Income[1]	.373	.371	.312	.700[2]	.426
Net Realized and Unrealized Gain (Loss) on Investments	(10.641)	8.939	4.219	(.354)	2.618
Total from Investment Operations	(10.268)	9.310	4.531	.346	3.044
Distributions
Dividends from Net Investment Income	(.355)	(.254)	(.742)	(.416)	(.404)
Distributions from Realized Capital Gains	(3.837)	(.836)	(1.229)	(1.800)	—
Total Distributions	(4.192)	(1.090)	(1.971)	(2.216)	(.404)
Net Asset Value, End of Period	$27.07	$41.53	$33.31	$30.75	$32.62
Total Return[3]	-27.52%	28.29%	15.10%	2.19%	10.22%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,271	$9,063	$6,809	$6,513	$5,769
Ratio of Total Expenses to Average Net Assets[4]	0.41%[5]	0.45%	0.45%	0.48%	0.48%
Ratio of Net Investment Income to Average Net Assets	1.07%	0.93%	1.02%	2.35%[2]	1.34%
Portfolio Turnover Rate	84%	28%	22%	49%	40%
1	Calculated based on average shares outstanding.
2	Net investment income per share and the ratio of net investment income to average net assets include $0.200 and 0.67%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.00%), (0.00%), 0.02%, and 0.02%.
5	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.41%.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund
Notes to Financial Statements
Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Global Equity Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended September 30, 2022, the fund’s average investment in forward currency contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period.
The fund had no open forward currency contracts at September 30, 2022.

Global Equity Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow

Global Equity Fund
money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
B.	The investment advisory firms Baillie Gifford Overseas Ltd., and, beginning August 2022, Pzena Investment Management, LLC, and Wellington Management Company LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Baillie Gifford Overseas Ltd. is subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years. In accordance with the advisory contracts entered into with Pzena Investment Management, LLC, and Wellington Management Company LLP, beginning October 1, 2023, the investment advisory fees will be subject to quarterly adjustments based on performance relative to the MSCI All Country World Value Index and the MSCI All Country World Growth Index, respectively, since September 30, 2022. Until July 2022, a portion of the fund was managed by Marathon Asset Management Limited. The basic fee paid to Marathon Asset Management Limited was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended September 30, 2022, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a net decrease of $2,910,000 (0.04%) based on performance.

Global Equity Fund
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $261,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,865,964	—	—	3,865,964
Common Stocks—Other	236,349	1,974,014	—	2,210,363
Temporary Cash Investments	186,162	—	—	186,162
Total	4,288,475	1,974,014	—	6,262,489
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	14,951	—	—	14,951
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Global Equity Fund
E.	At September 30, 2022, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Total ($000)
Unrealized Depreciation—Futures Contracts[1]	14,951	14,951
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2022, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	(27,600)	—	(27,600)
Forward Currency Contracts	—	(8)	(8)
Realized Net Gain (Loss) on Derivatives	(27,600)	(8)	(27,608)
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(7,109)	—	(7,109)
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	40,135
Total Distributable Earnings (Loss)	(40,135)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; the recognition of unrealized gains from passive foreign investment companies; and the deferral of qualified late-year losses. As of

Global Equity Fund
period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	80,203
Undistributed Long-Term Gains	589,442
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(339,117)
Net Unrealized Gains (Losses)	(236,891)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	167,203	86,958
Long-Term Capital Gains	777,586	134,460
Total	944,789	221,418
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	6,498,938
Gross Unrealized Appreciation	2,129,101
Gross Unrealized Depreciation	(2,365,550)
Net Unrealized Appreciation (Depreciation)	(236,449)
G.	During the year ended September 30, 2022, the fund purchased $6,602,685,000 of investment securities and sold $6,722,001,000 of investment securities, other than temporary cash investments.
H.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	28,008	35,863
Issued in Lieu of Cash Distributions	21,993	5,367
Redeemed	(36,575)	(27,438)
Net Increase (Decrease) in Shares Outstanding	13,426	13,792

Global Equity Fund
I.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard Market Liquidity Fund	469,326	NA1	NA1	(39)	(32)	1,748	9	186,162
Vanguard Total World Stock ETF	—	237,407	176,913	1,248	(8,589)	295	—	53,153
Total	469,326	237,407	176,913	1,209	(8,621)	2,043	9	239,315
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 30.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $105,324,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $813,355,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $621,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.

Trustees Approve Advisory Arrangements
Effective August 8, 2022, the board of trustees of Vanguard Global Equity Fund approved a restructuring of the fund’s investment advisory arrangements whereby Wellington Management Company LLP (Wellington Management) and Pzena Investment Management, LLC (Pzena), have been added as advisors to the fund. The board determined that the foregoing actions were in the best interests of the fund and its shareholders. Baillie Gifford Overseas Ltd. continues to serve as an advisor to the fund, and Marathon Asset Management Limited no longer serves as an advisor to the fund.
The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. This evaluation included information provided to the board by Vanguard’s Portfolio Review Department, which is responsible for fund and advisor oversight and product management. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.
Nature, extent, and quality of services
The board considered the quality of the investment management services to be provided to the fund by Wellington Management and Pzena and took into account the organizational depth and stability of each advisor. The board considered the following:
Wellington Management. Wellington Management, an investment management company founded in 1928 that currently manages $1.3 trillion in assets, is a longstanding partner and world-class investment organization with significant breadth and depth of investment resources and expertise.
Pzena. Founded in 1995, Pzena is a longstanding partner and global investment management firm that employs a classic deep-value investment approach. It manages approximately $50.7 billion in assets.
The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.
Investment performance
The board considered that Wellington Management and Pzena, in their management of other funds and portfolios, have track records of successfully managing their strategies, and considered periods of outperformance or underperformance compared with a relevant benchmark index.
Cost
The board considered the cost of services to be provided and competitive fee rates and concluded that the fund’s advisory fee rate and expense ratio under the new advisory arrangements would remain the same, below those of the fund’s peers.
The board did not consider the profitability of Wellington Management or Pzena in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Wellington Management and Pzena. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.
The board will consider whether to renew the advisory arrangements with Wellington Management and Pzena after a one-year period.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q1290 112022

Annual Report   |   September 30, 2022
Vanguard Strategic Small-Cap Equity Fund

Contents
Your Fund’s Performance at a Glance	1
Advisor’s Report	2
About Your Fund’s Expenses	4
Performance Summary	6
Financial Statements	8
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard Strategic Small-Cap Equity Fund returned –16.24% for the 12 months ended September 30, 2022. The fund outperformed its benchmark index, which returned –21.02%.
•	The 12 months were a challenging period for stocks. Inflation soared to multidecade highs, fueled in part by higher energy and food prices after Russia’s invasion of Ukraine. Then, price increases broadened to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. That prompted aggressive tightening by the Federal Reserve to bring inflation back in check and increased fears of a recession.
•	Large-capitalization stocks held up better than mid- and small-caps, and value stocks returned more than growth stocks.
•	Information technology, industrials, consumer discretionary, energy, and health care were the top sector contributors to performance. Utilities and financials detracted.
•	For the 10 years ended September 30, 2022, the fund posted an average annual return of 9.71%. That was higher than the benchmark’s return of 9.52%.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard Strategic Small-Cap Equity Fund returned –16.24%. The fund held up better than its benchmark, the MSCI US Small Cap 1750 Index, which returned –21.02%.
Investment environment
The 12 months ended September 30 were a difficult period for financial markets. Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices that followed Russia’s invasion of Ukraine. Price increases spread to other categories of goods and services, adding to concerns that inflation would remain stubbornly high. The Federal Reserve undertook aggressive tightening to bring inflation back in check and fears of a recession increased.
The Russell 3000 Index, a benchmark for the entire U.S. stock market, returned –17.63% for the period. Large-capitalization stocks held up better than mid- and small-caps. Value stocks outperformed growth stocks. Stocks outside the United States returned –24.76%, as measured by the FTSE All-World ex US Index.
Investment objective and strategy
Although we consider it important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare stocks within industry groups to identify those we believe will outperform over time.
Our strict quantitative approach evaluates a stock’s attractiveness based on several key characteristics, including high quality—healthy balance sheets and steady cash-flow generation; effective management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; reasonable valuation—we strive to avoid overpriced stocks; and defensive characteristics—we evaluate heavily shorted stocks, which can signal concerns about future company prospects.
Using these six themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns.
Our successes and shortfalls
During the period, the market rewarded our approach that favors companies with consistent earnings growth at attractive valuations. Our valuation, defensive, market sentiment, growth, and quality submodels added positively to performance while our management decisions submodel was neutral.
Nine of the fund’s 11 industry sectors contributed positively on a relative basis. Information technology did the best,

2

primarily because of strong selection in semiconductor and semiconductor equipment companies. Industrials, consumer discretionary, health care, and energy also added significantly to performance. Utilities and financials were the only two sectors that detracted.
The portfolio benefited from overweights to APA and PBF Energy in energy, Deciphera Pharmaceuticals in health care, Super Micro Computer in information technology, and Mueller Industries in industrials. The greatest shortfalls came from an underweight to EQT in energy as well as overweights to 8x8 and Domo in information technology, Precision BioSciences in health care, and WW International in consumer discretionary.
We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us over the near term, we believe that constructing a portfolio that emphasizes our key fundamentals through different market environments will benefit investors over the long term.
We thank you for your investment and look forward to the coming fiscal year.
Cesar Orosco, CFA, Ph.D., Head of Alpha Equity Investments, and Portfolio Manager
Vanguard Quantitative Equity Group
October 12, 2022
3

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
4

Six Months Ended September 30, 2022
Strategic Small-Cap Equity Fund	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return	$1,000.00	$813.70	$1.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.77	1.32
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
5

Strategic Small-Cap Equity Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: September 30, 2012, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Strategic Small-Cap Equity Fund	-16.24%	4.54%	9.71%	$25,252
MSCI US Small Cap 1750 Index	-21.02	5.06	9.52	24,835
Dow Jones U.S. Total Stock Market Float Adjusted Index	-18.05	8.48	11.28	29,120
See Financial Highlights for dividend and capital gains information.
6

Strategic Small-Cap Equity Fund
Fund Allocation
As of September 30, 2022
Communication Services	2.7%
Consumer Discretionary	11.7
Consumer Staples	3.9
Energy	5.3
Financials	17.2
Health Care	14.9
Industrials	16.9
Information Technology	12.5
Materials	5.0
Real Estate	6.8
Utilities	3.1
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
7

Strategic Small-Cap Equity Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.6%)
Communication Services (2.6%)
*	Yelp Inc. Class A	223,289	7,572
*	Iridium Communications Inc.	111,059	4,928
*	Consolidated Communications Holdings Inc.	656,508	2,731
	Nexstar Media Group Inc. Class A	16,176	2,699
*	Clear Channel Outdoor Holdings Inc.	1,876,856	2,571
	Cogent Communications Holdings Inc.	36,410	1,899
	New York Times Co. Class A	56,494	1,624
*	Altice USA Inc. Class A	267,927	1,562
*	WideOpenWest Inc.	116,295	1,427
*	PubMatic Inc. Class A	63,612	1,058
	TripAdvisor Inc.	41,974	927
	ZipRecruiter Inc. Class A	56,171	927
*	Endeavor Group Holdings Inc. Class A	41,116	833
	Madison Square Garden Sports Corp.	4,701	642
	Sinclair Broadcast Group Inc. Class A	11,864	215
			31,615
Consumer Discretionary (11.6%)
	Boyd Gaming Corp.	146,862	6,998
*	Skyline Champion Corp.	119,760	6,332
	Buckle Inc.	188,455	5,966
*	Tri Pointe Homes Inc.	384,528	5,810
*	AutoNation Inc.	53,403	5,440
*	Perdoceo Education Corp.	486,667	5,013
	Oxford Industries Inc.	52,180	4,685
*	Capri Holdings Ltd.	115,608	4,444
	Brunswick Corp.	67,140	4,394
	Texas Roadhouse Inc. Class A	45,150	3,940
*	American Axle & Manufacturing Holdings Inc.	564,702	3,857
	Patrick Industries Inc.	85,238	3,737
	Signet Jewelers Ltd.	64,101	3,666
	Harley-Davidson Inc.	99,418	3,468
*	Cavco Industries Inc.	16,351	3,364
	Taylor Morrison Home Corp. Class A	136,916	3,193
		Shares	Market Value• ($000)
	Marriott Vacations Worldwide Corp.	25,340	3,088
	Movado Group Inc.	100,530	2,833
	Toll Brothers Inc.	66,944	2,812
*	SeaWorld Entertainment Inc.	57,673	2,625
	Travel + Leisure Co.	71,903	2,453
*	Playa Hotels & Resorts NV	400,218	2,329
*	Stride Inc.	53,432	2,246
	Group 1 Automotive Inc.	15,609	2,230
	Murphy USA Inc.	7,887	2,168
	Carriage Services Inc. Class A	64,776	2,083
	Macy's Inc.	131,569	2,062
	Ruth's Hospitality Group Inc.	114,107	1,924
	Academy Sports & Outdoors Inc.	45,347	1,913
*	WW International Inc.	470,554	1,849
	Caleres Inc.	73,239	1,774
*	Six Flags Entertainment Corp.	90,102	1,595
	Hibbett Inc.	31,943	1,591
*	Everi Holdings Inc.	95,563	1,550
	Churchill Downs Inc.	8,390	1,545
	H&R Block Inc.	35,130	1,494
	Winnebago Industries Inc.	25,662	1,365
*	MarineMax Inc.	45,051	1,342
	Shutterstock Inc.	26,594	1,334
*	Master Craft Boat Holdings Inc.	66,848	1,260
*	RealReal Inc.	729,438	1,094
*	2U Inc.	172,983	1,081
*	Dorman Products Inc.	13,135	1,079
*	Modine Manufacturing Co.	69,882	904
*	Liquidity Services Inc.	45,586	741
*	Scientific Games Corp. Class A	15,700	673
*	Vivint Smart Home Inc.	102,231	673
	Chegg Inc.	31,396	662
	Thor Industries Inc.	9,345	654
	Aaron's Co. Inc.	64,553	627
*	Goodyear Tire & Rubber Co.	60,678	612
	Steven Madden Ltd.	22,309	595
*	Beazer Homes USA Inc.	57,920	560
	PVH Corp.	12,471	559
*	Duluth Holdings Inc. Class B	77,588	546
*	Meritage Homes Corp.	7,385	519
8

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Shoe Carnival Inc.	22,633	485
*	ODP Corp.	13,758	484
*	Malibu Boats Inc. Class A	9,724	467
	Wendy's Co.	23,264	435
*	Golden Entertainment Inc.	11,931	416
*	Quotient Technology Inc.	156,903	362
	Stitch Fix Inc. Class A	86,607	342
*	Deckers Outdoor Corp.	939	294
*	Asbury Automotive Group Inc.	1,930	292
	Standard Motor Products Inc.	8,768	285
*	Sportsman's Warehouse Holdings Inc.	32,571	270
*	Genesco Inc.	6,658	262
*	Chuy's Holdings Inc.	10,834	251
*	M/I Homes Inc.	6,755	245
	Williams-Sonoma Inc.	1,852	218
*	Fox Factory Holding Corp.	2,581	204
			138,663
Consumer Staples (3.9%)
	Ingles Markets Inc. Class A	89,567	7,095
*	Darling Ingredients Inc.	88,004	5,821
*	Pilgrim's Pride Corp.	212,760	4,898
	Coca-Cola Consolidated Inc.	10,710	4,410
	John B Sanfilippo & Son Inc.	46,981	3,558
	Cal-Maine Foods Inc.	59,335	3,298
*	BJ's Wholesale Club Holdings Inc.	44,601	3,247
*	Herbalife Nutrition Ltd.	150,087	2,985
	elf Beauty Inc.	72,150	2,714
*	Coty Inc. Class A	290,163	1,834
*	Central Garden & Pet Co. Class A	38,177	1,304
	Vector Group Ltd.	136,709	1,204
*	USANA Health Sciences Inc.	20,241	1,135
	Medifast Inc.	8,164	885
*	United Natural Foods Inc.	18,628	640
	Flowers Foods Inc.	25,657	634
	Energizer Holdings Inc.	17,593	442
	Turning Point Brands Inc.	20,647	438
			46,542
Energy (5.3%)
	SM Energy Co.	178,518	6,714
	APA Corp.	175,352	5,995
*	Talos Energy Inc.	262,368	4,368
*	PBF Energy Inc. Class A	122,822	4,318
*	Southwestern Energy Co.	695,546	4,257
*	Delek US Holdings Inc.	123,182	3,343
*	W&T Offshore Inc.	518,708	3,040
*	Liberty Energy Inc. Class A	210,746	2,672
*	Nabors Industries Ltd. (XNYS)	24,872	2,523
*	US Silica Holdings Inc.	226,749	2,483
*	Antero Resources Corp.	77,593	2,369
	Marathon Oil Corp.	96,753	2,185
*	Denbury Inc.	23,905	2,062
	Plains GP Holdings LP Class A	145,723	1,590
*	Range Resources Corp.	60,888	1,538
	Murphy Oil Corp.	43,277	1,522
*	Par Pacific Holdings Inc.	83,554	1,371
*	ProPetro Holding Corp.	169,160	1,362
	CVR Energy Inc.	42,084	1,220
		Shares	Market Value• ($000)
	Viper Energy Partners LP	42,034	1,205
*	NexTier Oilfield Solutions Inc.	160,277	1,186
	Weatherford International plc	36,287	1,172
*	Kosmos Energy Ltd.	216,851	1,121
*	Comstock Resources Inc.	63,280	1,094
*	Callon Petroleum Co.	17,078	598
	PDC Energy Inc.	9,887	571
*	Gulfport Energy Corp.	4,996	441
	Targa Resources Corp.	5,504	332
*	REX American Resources Corp.	10,654	298
	Permian resources Corp.	34,113	232
			63,182
Financials (17.1%)
	Hancock Whitney Corp.	187,441	8,587
	MGIC Investment Corp.	666,073	8,539
	International Bancshares Corp.	187,620	7,974
	Synovus Financial Corp.	211,708	7,941
	Radian Group Inc.	395,906	7,637
	Axis Capital Holdings Ltd.	153,441	7,542
	Essent Group Ltd.	210,344	7,335
	Affiliated Managers Group Inc.	65,244	7,298
	OFG Bancorp	289,997	7,288
	Stifel Financial Corp.	137,619	7,144
	SouthState Corp.	88,805	7,026
	CNO Financial Group Inc.	389,480	6,999
	Stewart Information Services Corp.	138,541	6,046
*	Unum Group	153,016	5,937
	FNB Corp.	508,148	5,895
	SLM Corp.	402,801	5,635
*	LendingClub Corp.	495,042	5,470
	Hope Bancorp Inc.	409,990	5,182
	PacWest Bancorp	226,699	5,123
	Evercore Inc. Class A	61,955	5,096
	Popular Inc.	69,229	4,989
*	Enstar Group Ltd.	22,008	3,732
	Pacific Premier Bancorp Inc.	116,946	3,621
	Navient Corp.	234,963	3,452
	Virtu Financial Inc. Class A	162,146	3,368
	Banner Corp.	54,951	3,246
	UMB Financial Corp.	34,175	2,881
	Central Pacific Financial Corp.	130,084	2,691
*	Genworth Financial Inc. Class A	754,431	2,640
	Towne Bank	95,111	2,552
	Western Alliance Bancorp	38,660	2,541
	BGC Partners Inc. Class A	671,826	2,110
	OneMain Holdings Inc.	71,036	2,097
	First Financial Corp.	43,079	1,947
	First BanCorp. (XNYS)	141,698	1,938
	First Financial Bancorp	83,775	1,766
	Atlantic Union Bankshares Corp.	50,423	1,532
	Nelnet Inc. Class A	18,869	1,494
	S&T Bancorp Inc.	47,642	1,396
	ProAssurance Corp.	71,448	1,394
	Kinsale Capital Group Inc.	5,253	1,342
	Brightsphere Investment Group Inc.	88,208	1,315
	Byline Bancorp Inc.	57,998	1,174

9

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Hanmi Financial Corp.	41,735	988
	First Bancorp (XNGS)	24,509	897
	Green Dot Corp. Class A	46,317	879
*	Focus Financial Partners Inc. Class A	24,286	765
*	Silvergate Capital Corp. Class A	10,042	757
	Heartland Financial USA Inc.	16,785	728
*	Palomar Holdings Inc.	8,531	714
	Horizon Bancorp Inc.	37,894	681
	Columbia Banking System Inc.	23,188	670
*	NMI Holdings Inc. Class A	32,757	667
	Northfield Bancorp Inc.	42,615	610
*	Brighthouse Financial Inc.	13,412	582
	Virtus Investment Partners Inc.	3,380	539
	Associated Banc-Corp.	25,974	522
	Westamerica BanCorp.	8,825	461
	Provident Financial Services Inc.	23,598	460
	Origin Bancorp Inc.	10,913	420
*	Blucora Inc.	19,939	386
	Compass Diversified Holdings	21,387	386
	Veritex Holdings Inc.	9,631	256
	United Fire Group Inc.	8,788	252
	Sculptor Capital Management Inc. Class A	23,774	210
	Brookline Bancorp Inc.	17,711	206
			203,948
Health Care (14.9%)
*	AMN Healthcare Services Inc.	79,970	8,474
*	Medpace Holdings Inc.	47,481	7,463
*	Ionis Pharmaceuticals Inc.	167,433	7,406
*	Shockwave Medical Inc.	23,785	6,614
*	Alkermes plc	281,972	6,296
	Bruker Corp.	110,512	5,864
*	Sarepta Therapeutics Inc.	51,403	5,682
*	CorVel Corp.	39,467	5,463
*	Deciphera Pharmaceuticals Inc.	282,164	5,220
*	Merit Medical Systems Inc.	91,837	5,190
*	Tenet Healthcare Corp.	99,617	5,138
*	Allscripts Healthcare Solutions Inc.	336,133	5,119
*	NextGen Healthcare Inc.	259,221	4,588
*	STAAR Surgical Co.	64,680	4,563
*	FibroGen Inc.	315,085	4,099
*	Sangamo Therapeutics Inc.	766,975	3,758
*	Integra LifeSciences Holdings Corp.	82,043	3,475
*	Agenus Inc.	1,567,440	3,213
	Evolent Health Inc. Class A	86,656	3,114
*	Atara Biotherapeutics Inc.	805,065	3,043
*	Veeva Systems Inc. Class A	18,165	2,995
*	PTC Therapeutics Inc.	53,771	2,699
*	Lantheus Holdings Inc.	37,165	2,614
*	NuVasive Inc.	59,496	2,606
*	Health Catalyst Inc.	254,711	2,471
*	Nevro Corp.	51,309	2,391
*	Charles River Laboratories International Inc.	11,019	2,169
		Shares	Market Value• ($000)
*	ACADIA Pharmaceuticals Inc.	131,484	2,151
	Mirati Therapeutics Inc.	29,201	2,039
*	Seres Therapeutics Inc.	317,071	2,036
*	Inspire Medical Systems Inc.	10,934	1,939
*	Avanos Medical Inc.	88,010	1,917
*	Intercept Pharmaceuticals Inc.	135,986	1,897
*	Protagonist Therapeutics Inc.	221,288	1,865
*	2seventy bio Inc.	127,718	1,858
*	TG Therapeutics Inc.	290,197	1,718
	Haemonetics Corp.	22,530	1,668
*	Glaukos Corp.	30,767	1,638
*	Apellis Pharmaceuticals Inc.	23,158	1,582
*	Option Care Health Inc.	47,267	1,487
*	ViewRay Inc.	399,166	1,453
*	Zymeworks Inc.	235,498	1,448
*	Pediatrix Medical Group Inc.	83,133	1,373
*	Inogen Inc.	56,304	1,367
*	Nektar Therapeutics Class A	420,714	1,346
*	Coherus Biosciences Inc.	132,580	1,274
*	ImmunoGen Inc.	251,406	1,202
*	Cerus Corp.	299,727	1,079
	Natera Inc.	24,465	1,072
	Rigel Pharmaceuticals Inc.	859,824	1,015
*	MacroGenics Inc.	277,893	961
*	Embecta Corp.	32,147	925
	Cytokinetics Inc.	18,764	909
*	Zimvie Inc.	84,064	830
*	CytomX Therapeutics Inc.	555,119	805
*	Arrowhead Pharmaceuticals Inc.	22,844	755
*	Myovant Sciences Ltd.	39,950	717
*	Novavax Inc.	38,943	709
*	Arcturus Therapeutics Holdings Inc.	47,122	698
*	AngioDynamics Inc.	32,761	670
*	Computer Programs and Systems Inc.	23,856	665
*	Precision BioSciences Inc.	500,660	651
*	HealthStream Inc.	29,198	621
*	Atea Pharmaceuticals Inc.	98,040	558
*	Enhabit Inc.	39,529	555
*	Puma Biotechnology Inc.	227,827	540
*	Editas Medicine Inc. Class A	43,327	530
	US Physical Therapy Inc.	6,667	507
*	Voyager Therapeutics Inc.	79,308	469
	GoodRx Holdings Inc. Class A	97,555	456
*	MiMedx Group Inc.	157,072	451
	Ensign Group Inc.	5,410	430
*,1	Clovis Oncology Inc.	347,610	414
*	Morphic Holding Inc.	14,364	406
*	Alignment Healthcare Inc.	31,934	378
	Chemed Corp.	850	371
*	Assembly Biosciences Inc.	212,676	349
*	Joint Corp.	22,122	348
*	Addus HomeCare Corp.	3,517	335
	Heron Therapeutics Inc.	70,249	296
*	Tandem Diabetes Care Inc.	6,135	294
*	Cross Country Healthcare Inc.	9,862	280

10

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Orthofix Medical Inc.	13,284	254
*	Odonate Therapeutics Inc.	161,720	243
*	Minerva Neurosciences Inc.	25,660	237
*	Alector Inc.	23,850	226
*	WaVe Life Sciences Ltd.	48,932	177
*	Pennant Group Inc.	16,426	171
*	Akebia Therapeutics Inc.	331,679	105
*	GlycoMimetics Inc.	177,063	98
*	Molecular Templates Inc.	104,179	78
*	Aligos Therapeutics Inc.	69,638	77
*	Spectrum Pharmaceuticals Inc.	134,742	58
*	Acorda Therapeutics Inc.	38,060	11
			177,769
Industrials (16.9%)
*	Clean Harbors Inc.	85,821	9,439
	EMCOR Group Inc.	79,351	9,164
	Allison Transmission Holdings Inc.	235,178	7,940
	nVent Electric plc	247,073	7,810
*	Univar Solutions Inc.	323,609	7,359
	UFP Industries Inc.	96,509	6,964
*	Titan Machinery Inc.	232,456	6,569
	Kforce Inc.	110,758	6,496
	Rush Enterprises Inc. Class A	135,124	5,927
	Korn Ferry	125,825	5,908
	Ryder System Inc.	75,668	5,712
	ManpowerGroup Inc.	84,498	5,466
*	Atkore Inc.	70,234	5,465
	Acuity Brands Inc.	33,545	5,282
	Applied Industrial Technologies Inc.	51,178	5,260
*	GMS Inc.	122,203	4,889
	Ennis Inc.	238,271	4,796
	Triton International Ltd.	85,737	4,692
	Terex Corp.	145,933	4,340
	Mueller Industries Inc.	67,983	4,041
	AGCO Corp.	36,960	3,554
*	NOW Inc.	352,737	3,545
	Heidrick & Struggles International Inc.	135,757	3,528
*	Hub Group Inc. Class A	49,528	3,416
	Watts Water Technologies Inc. Class A	25,140	3,161
	Boise Cascade Co.	49,079	2,918
	Matson Inc.	46,696	2,873
	Encore Wire Corp.	24,764	2,861
	Valmont Industries Inc.	9,772	2,625
	Advanced Drainage Systems Inc.	20,501	2,550
	GrafTech International Ltd.	553,721	2,387
	Spirit AeroSystems Holdings Inc. Class A	105,687	2,317
*	MRC Global Inc.	293,108	2,107
	H&E Equipment Services Inc.	72,075	2,043
*	TrueBlue Inc.	103,941	1,983
	Resources Connection Inc.	108,699	1,964
	WillScot Mobile Mini Holdings Corp.	41,442	1,671
*	Sunrun Inc.	60,453	1,668
	Marten Transport Ltd.	85,052	1,630
	Insteel Industries Inc.	61,013	1,619
	AZZ Inc.	40,143	1,466
*	Forrester Research Inc.	40,415	1,455
		Shares	Market Value• ($000)
*	Saia Inc.	7,165	1,361
*	SkyWest Inc.	79,606	1,294
	AECOM	18,816	1,286
	Genco Shipping & Trading Ltd.	100,380	1,258
	Apogee Enterprises Inc.	32,175	1,230
*	Masonite International Corp.	17,107	1,220
*	Heritage-Crystal Clean Inc.	40,527	1,198
	Air Lease Corp. Class A	35,742	1,108
	Esab Corp.	32,070	1,070
	Primoris Services Corp.	63,139	1,026
*	Veritiv Corp.	9,018	882
*	Sterling Infrastructure Inc.	40,643	873
	Standex International Corp.	9,654	788
	Moog Inc. Class A	11,149	784
*,1	ESS Tech Inc.	179,310	733
*	DXP Enterprises Inc.	27,688	656
*	Hireright Holdings Corp.	42,602	650
*	Triumph Group Inc.	74,087	636
	Argan Inc.	17,378	559
*	Daseke Inc.	100,188	542
*	SP Plus Corp.	15,848	496
*	First Advantage Corp.	38,071	489
*,1	Heliogen Inc.	240,162	447
	ArcBest Corp.	5,524	402
	Trinity Industries Inc.	18,754	400
	Interface Inc. Class A	41,285	371
	Wabash National Corp.	23,145	360
*	Enovix Corp.	19,552	359
*,1	Astra Space Inc.	547,034	334
	Tetra Tech Inc.	2,176	280
*	Thermon Group Holdings Inc.	17,296	267
	Global Industrial Co.	9,583	257
	Douglas Dynamics Inc.	8,868	249
*	ASGN Inc.	2,760	249
	Kelly Services Inc. Class A	17,739	241
	Quanex Building Products Corp.	12,879	234
*	Quad/Graphics Inc.	25,111	64
			201,513
Information Technology (12.5%)
*	Manhattan Associates Inc.	78,836	10,487
	Jabil Inc.	174,526	10,072
*	Nutanix Inc. Class A	435,927	9,080
*	Cirrus Logic Inc.	107,532	7,398
*	CommScope Holding Co. Inc.	735,491	6,774
*	Extreme Networks Inc.	434,179	5,675
*	Box Inc. Class A	215,206	5,249
*	ExlService Holdings Inc.	35,137	5,178
*	Pure Storage Inc. Class A	181,966	4,980
*	Domo Inc. Class B	268,370	4,828
*	CommVault Systems Inc.	89,438	4,744
*	Super Micro Computer Inc.	79,643	4,386
*	Diodes Inc.	65,205	4,232
*	MaxLinear Inc.	127,132	4,147
*	Everbridge Inc.	112,650	3,479
*	8x8 Inc.	1,004,661	3,466
*	Kyndryl Holdings Inc.	407,843	3,373
*	Axcelis Technologies Inc.	54,831	3,321
*	Sanmina Corp.	69,002	3,180
*	Fabrinet	32,738	3,125
*	International Money Express Inc.	134,531	3,066
*	Yext Inc.	626,722	2,795

11

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
*	Agilysys Inc.	42,570	2,356
	Amkor Technology Inc.	134,290	2,290
	Concentrix Corp.	20,118	2,246
	Avnet Inc.	56,636	2,046
*	Teradata Corp.	58,901	1,829
*	Arlo Technologies Inc.	352,378	1,635
	CSG Systems International Inc.	30,619	1,619
*	Sumo Logic Inc.	203,902	1,529
*	ScanSource Inc.	55,008	1,453
*	Upland Software Inc.	153,335	1,247
*	ePlus Inc.	28,579	1,187
*	Lattice Semiconductor Corp.	22,283	1,096
*	KnowBe4 Inc. Class A	51,190	1,065
*	SMART Global Holdings Inc.	65,937	1,046
*	Tenable Holdings Inc.	27,554	959
*	Magnachip Semiconductor Corp.	90,835	930
*	Benefitfocus Inc.	145,175	922
*	AvidXchange Holdings Inc.	109,297	920
	A10 Networks Inc.	60,407	802
*	TTM Technologies Inc.	58,649	773
	Vishay Intertechnology Inc.	42,761	761
*	Aeva Technologies Inc.	383,803	718
*	LivePerson Inc.	65,391	616
*	SecureWorks Corp. Class A	76,277	614
*	Brightcove Inc.	86,508	545
*	Payoneer Global Inc.	62,245	377
	Benchmark Electronics Inc.	14,821	367
*	Unisys Corp.	48,162	364
	Hackett Group Inc.	19,696	349
	Impinj Inc.	4,292	343
	NCR Corp.	18,008	342
*	Conduent Inc.	101,644	339
*	Embark Technology Inc.	44,893	334
	PC Connection Inc.	6,356	287
*	Semtech Corp.	8,611	253
	New Relic Inc.	4,338	249
	CTS Corp.	5,827	243
*	Squarespace Inc. Class A	11,304	241
	TTEC Holdings Inc.	5,210	231
*	Synaptics Inc.	2,173	215
*	ACI Worldwide Inc.	10,192	213
*	OneSpan Inc.	22,612	195
			149,181
Materials (5.0%)
	Olin Corp.	142,021	6,090
	Chemours Co.	231,606	5,709
	AdvanSix Inc.	167,321	5,371
	Eagle Materials Inc.	42,707	4,577
	SunCoke Energy Inc.	746,608	4,338
	Tronox Holdings plc Class A	343,491	4,208
	Warrior Met Coal Inc.	135,831	3,863
	Mercer International Inc.	262,118	3,224
	Schnitzer Steel Industries Inc. Class A	101,561	2,890
*	O-I Glass Inc.	196,775	2,548
	Balchem Corp.	18,709	2,275
	Alcoa Corp.	49,983	1,682
	Innospec Inc.	18,466	1,582
*	Ecovyst Inc.	153,613	1,296
	Sylvamo Corp.	37,901	1,285
	Huntsman Corp.	49,907	1,225
	United States Steel Corp.	60,026	1,088
	Greif Inc. Class A	15,302	912
		Shares	Market Value• ($000)
	Arconic Corp.	51,364	875
	Ryerson Holding Corp.	31,199	803
	Louisiana-Pacific Corp.	13,906	712
*	TimkenSteel Corp.	41,194	618
	Kronos Worldwide Inc.	50,798	474
*	LSB Industries Inc.	29,074	414
	Hawkins Inc.	9,500	370
	Ingevity Corp.	5,584	339
	Koppers Holdings Inc.	14,707	306
	Sensient Technologies Corp.	3,444	239
			59,313
Real Estate (6.7%)
	Outfront Media Inc.	421,548	6,403
	Highwoods Properties Inc.	229,436	6,186
	Life Storage Inc.	49,393	5,471
	Brixmor Property Group Inc.	273,755	5,056
*	DiamondRock Hospitality Co.	647,638	4,864
	Essential Properties Realty Trust Inc.	241,617	4,699
	Piedmont Office Realty Trust Inc. Class A	415,325	4,386
	National Storage Affiliates Trust	90,575	3,766
	SITE Centers Corp.	334,124	3,578
	American Assets Trust Inc.	132,311	3,403
	EPR Properties	83,785	3,005
	Getty Realty Corp.	110,994	2,985
	Apple Hospitality REIT Inc.	206,021	2,897
	Universal Health Realty Income Trust	63,853	2,759
	Necessity Retail REIT Inc.	433,883	2,551
	Rayonier Inc.	84,291	2,526
*	Summit Hotel Properties Inc.	287,262	1,930
*	Xenia Hotels & Resorts Inc.	123,463	1,703
	Park Hotels & Resorts Inc.	146,045	1,644
	Paramount Group Inc.	234,552	1,461
	Office Properties Income Trust	98,610	1,385
	RLJ Lodging Trust	124,781	1,263
	Brandywine Realty Trust	160,660	1,084
	RPT Realty	138,584	1,048
	EastGroup Properties Inc.	6,672	963
	One Liberty Properties Inc.	37,488	788
	Armada Hoffler Properties Inc.	51,813	538
	NexPoint Residential Trust Inc.	10,877	503
	Gladstone Commercial Corp.	31,344	486
	Alexander's Inc.	1,669	349
	Urstadt Biddle Properties Inc. Class A	19,617	304
*	Chatham Lodging Trust	26,089	258
	Service Properties Trust	42,471	220
			80,462
Utilities (3.1%)
	National Fuel Gas Co.	144,374	8,886
	Otter Tail Corp.	120,571	7,417
	Portland General Electric Co.	153,489	6,671
	Hawaiian Electric Industries Inc.	172,477	5,978
	Black Hills Corp.	44,555	3,018

12

Strategic Small-Cap Equity Fund
		Shares	Market Value• ($000)
	Unitil Corp.	51,560	2,395
	Chesapeake Utilities Corp.	13,755	1,587
	ALLETE Inc.	9,503	476
			36,428
Total Common Stocks (Cost $1,286,237)			1,188,616
Temporary Cash Investments (0.6%)
Money Market Fund (0.6%)
[2,3]	Vanguard Market Liquidity Fund, 2.828% (Cost $7,367)	73,701	7,368
Total Investments (100.2%) (Cost $1,293,604)			1,195,984
Other Assets and Liabilities—Net (-0.2%)			(1,922)
Net Assets (100%)			1,194,062
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $642,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $982,000 was received for securities on loan.
REIT—Real Estate Investment Trust.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2022	89	7,431	(623)

See accompanying Notes, which are an integral part of the Financial Statements.
13

Strategic Small-Cap Equity Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,286,237)	1,188,616
Affiliated Issuers (Cost $7,367)	7,368
Total Investments in Securities	1,195,984
Investment in Vanguard	50
Cash Collateral Pledged—Futures Contracts	493
Receivables for Investment Securities Sold	33
Receivables for Accrued Income	834
Receivables for Capital Shares Issued	421
Total Assets	1,197,815
Liabilities
Due to Custodian	20
Payables for Investment Securities Purchased	11
Collateral for Securities on Loan	982
Payables for Capital Shares Redeemed	2,552
Payables to Vanguard	133
Variation Margin Payable—Futures Contracts	55
Total Liabilities	3,753
Net Assets	1,194,062
1 Includes $642 of securities on loan.
At September 30, 2022, net assets consisted of:

Paid-in Capital	1,224,909
Total Distributable Earnings (Loss)	(30,847)
Net Assets	1,194,062

Net Assets
Applicable to 39,231,972 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,194,062
Net Asset Value Per Share	$30.44

See accompanying Notes, which are an integral part of the Financial Statements.
14

Strategic Small-Cap Equity Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends[1]	21,887
Interest[2]	52
Securities Lending—Net	90
Total Income	22,029
Expenses
The Vanguard Group—Note B
Investment Advisory Services	512
Management and Administrative	3,088
Marketing and Distribution	124
Custodian Fees	16
Auditing Fees	29
Shareholders’ Reports	53
Trustees’ Fees and Expenses	1
Other Expenses	14
Total Expenses	3,837
Net Investment Income	18,192
Realized Net Gain (Loss)
Investment Securities Sold[2]	103,689
Futures Contracts	(1,813)
Realized Net Gain (Loss)	101,876
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	(350,533)
Futures Contracts	(500)
Change in Unrealized Appreciation (Depreciation)	(351,033)
Net Increase (Decrease) in Net Assets Resulting from Operations	(230,965)
1	Dividends are net of foreign withholding taxes of $48,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $49,000, $1,000, less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
15

Strategic Small-Cap Equity Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,192	15,711
Realized Net Gain (Loss)	101,876	313,510
Change in Unrealized Appreciation (Depreciation)	(351,033)	228,291
Net Increase (Decrease) in Net Assets Resulting from Operations	(230,965)	557,512
Distributions
Total Distributions	(277,283)	(15,307)
Capital Share Transactions
Issued	355,042	616,207
Issued in Lieu of Cash Distributions	246,930	13,795
Redeemed	(519,024)	(581,418)
Net Increase (Decrease) from Capital Share Transactions	82,948	48,584
Total Increase (Decrease)	(425,300)	590,789
Net Assets
Beginning of Period	1,619,362	1,028,573
End of Period	1,194,062	1,619,362

See accompanying Notes, which are an integral part of the Financial Statements.
16

Strategic Small-Cap Equity Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended September 30,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$43.90	$28.48	$31.41	$40.21	$36.99
Investment Operations
Net Investment Income[1]	.462	.435	.392	.393	.373
Net Realized and Unrealized Gain (Loss) on Investments	(6.143)	15.424	(1.955)	(5.888)	5.294
Total from Investment Operations	(5.681)	15.859	(1.563)	(5.495)	5.667
Distributions
Dividends from Net Investment Income	(.507)	(.439)	(.393)	(.378)	(.394)
Distributions from Realized Capital Gains	(7.272)	—	(.974)	(2.927)	(2.053)
Total Distributions	(7.779)	(.439)	(1.367)	(3.305)	(2.447)
Net Asset Value, End of Period	$30.44	$43.90	$28.48	$31.41	$40.21
Total Return[2]	-16.24%	56.05%	-5.55%	-12.91%	16.13%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,194	$1,619	$1,029	$1,395	$1,917
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.26%	0.26%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.08%	1.35%	1.22%	0.99%
Portfolio Turnover Rate	72%	76%	66%	67%	88%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Strategic Small-Cap Equity Fund
Notes to Financial Statements
Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended September 30, 2022, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations,
18

Strategic Small-Cap Equity Fund
which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread.  However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and
19

Strategic Small-Cap Equity Fund
borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $50,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At September 30, 2022, 100% of the market value of the fund’s investments and derivatives was determined based on Level 1 inputs.
D.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end,
20

Strategic Small-Cap Equity Fund
permanent differences primarily attributable to the accounting for applicable passive foreign investment companies and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	17,284
Total Distributable Earnings (Loss)	(17,284)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	9,303
Undistributed Long-Term Gains	76,418
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(18,724)
Net Unrealized Gains (Losses)	(97,844)
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	64,350	15,307
Long-Term Capital Gains	212,933	—
Total	277,283	15,307
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,293,829
Gross Unrealized Appreciation	135,372
Gross Unrealized Depreciation	(233,216)
Net Unrealized Appreciation (Depreciation)	(97,844)
E.	During the year ended September 30, 2022, the fund purchased $1,040,203,000 of investment securities and sold $1,211,790,000 of investment securities, other than temporary cash investments.
21

Strategic Small-Cap Equity Fund
The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $166,000 and sales were $13,916,000, resulting in net realized gain of $2,876,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
F.	Capital shares issued and redeemed were:

	Year Ended September 30,
	2022 Shares (000)	2021 Shares (000)

Issued	9,044	14,866
Issued in Lieu of Cash Distributions	6,602	389
Redeemed	(13,298)	(14,491)
Net Increase (Decrease) in Shares Outstanding	2,348	764
G.	Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
22

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Small-Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Small-Cap Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
23

Tax information (unaudited)
For corporate shareholders, 71.6%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $17,057,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $228,390,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund hereby designates $1,023,000, or if subsequently determined to be different, the maximum amount allowable by law, of qualified business income for individual shareholders for the fiscal year.
24

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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CFA® is a registered trademark owned by CFA Institute.
© 2022 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q6150 112022

Annual Report  |  September 30, 2022
Vanguard International Core Stock Fund

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	The 12 months ended September 30, 2022, were a challenging time for financial markets. Vanguard International Core Stock Fund returned –20.00% for Investor Shares and –19.95% for Admiral Shares, outperforming the –25.17% return of its benchmark index.
•	Early on, pent-up demand helped spur global growth and push unemployment rates down. The economic backdrop deteriorated, however, as inflation soared to multidecade highs, fueled in part by higher energy and food prices in the wake of Russia’s February invasion of Ukraine. Price increases then broadened to other categories of goods and services, boosting concerns that inflation would remain stubbornly high. That in turn prompted aggressive tightening by many central banks to bring inflation back in check and increased fears of a recession.
•	A strengthening U.S. dollar relative to other currencies was a headwind for U.S.-based investors, lowering returns from overseas investments. The dollar rose by roughly 30% relative to the Japanese yen, almost 21% against the British pound, and more than 18% against the euro. Japan and the United Kingdom were two of the fund's largest country weightings.
•	Across nearly all regions and sectors, the fund’s holdings generally held up better than those in the benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	-17.22%	7.95%	9.00%
Russell 2000 Index (Small-caps)	-23.50	4.29	3.55
Russell 3000 Index (Broad U.S. market)	-17.63	7.70	8.62
FTSE All-World ex US Index (International)	-24.76	-0.95	-0.38
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	-14.61%	-3.22%	-0.23%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	-11.50	-1.85	0.59
FTSE Three-Month U.S. Treasury Bill Index	0.63	0.57	1.12
CPI
Consumer Price Index	8.20%	4.95%	3.76%
1

Advisor’s Report
For the 12 months ended September 30, 2022, Vanguard International Core Stock Fund returned –20.00% for Investor Shares and –19.95% for Admiral Shares, outperforming the –25.17% return of its benchmark, the MSCI All Country World ex USA Index.
The investment environment
In the fourth quarter of 2021, markets advanced as risk sentiment was bolstered by strong corporate earnings, accommodative financial conditions, and robust global equity inflows. Equity volatility spiked sharply as the Omicron variant proliferated across the globe, although the variant’s impact on financial markets was tempered by evidence that it posed less-severe health consequences than its predecessors. Increasing energy prices, robust demand, and ongoing supply-chain disruptions continued to push inflation above forecasts, exacerbating pressure on central banks to curb their accommodative monetary policies and pandemic-era stimulus measures without decreasing economic growth.
In the first quarter of 2022, volatility spiked sharply amid rising geopolitical instability, tighter monetary policy to address accelerating inflation, and fears about the global economic growth outlook. Russia’s large-scale military attack on Ukraine forced over 4 million people to flee that country as fighting intensified and living conditions deteriorated rapidly in many cities. U.S. and NATO allies imposed severe economic sanctions on Russia, largely cutting off the Russian economy from global financial markets and limiting the ability of the Russian central bank to take counteractive measures.
During the second quarter, markets fell sharply. Risk sentiment plunged as investors grew increasingly concerned about the economic toll of persistent geopolitical instability, soaring inflation, rising interest rates, and constrained supply chains. Inflation remained elevated globally, with the U.S. Consumer Price Index (CPI) and eurozone CPI both rising 8.6% year-over-year.
In the third quarter of 2022, markets fell amid continued risk-off sentiment and growing signs of a global economic slowdown. The U.S. Federal Reserve hiked its target interest rate by 150 basis points over the quarter in an effort to rein in decades-high inflation. Fed officials stated that the central bank would continue raising interest rates until it was confident that inflation was under control, acknowledging the unfavorable impacts the policy will have. Eurozone inflation increased 10% year-over-year in September on the back of soaring energy prices.
Our successes and shortfalls
The fund’s positive benchmark-relative performance was driven primarily by strong stock selection in the communication services, health care, and consumer discretionary sectors while selection in utilities detracted. Sector allocation, a residual of our bottom-up stock selection process, also contributed

2

to relative results. Overweight positioning to utilities and financials and an underweight to information technology contributed most to performance. This was partially offset by the negative impact of our overweights to real estate and communication services.
At the issuer level, the most significant relative contributors for the period included overweight positions in Shell and Tsingtao Brewery. Shares of Shell, a British multinational oil and gas company, jumped at the beginning of the period following the announcement that the company had sold its Permian Basin assets to ConocoPhillips for $9.5 billion in cash. This sale was an exit from the largest U.S. oil field as the company works to transition towards clean energy. Shell also announced a share repurchase program to buy back shares during the first half of 2022, using proceeds from its Permian divestment. The company has also benefited from the recent extraordinary pricing and margin environment. We continue to hold the stock.
Tsingtao Brewery is China’s second largest brewery. Its shares rose during the period along with other Chinese equities linked to economic reopening as COVID restrictions eased in China. They rose further at the end of June after Shanghai announced that dine-in services were set to partially resume, sending shares of restaurants and their suppliers higher. We continue to hold the stock.
Positions in Magnit and China Longyuan Power were the top detractors for the period. Shares of Magnit, a Russian food retailer, declined at the end of February following Russia’s invasion of Ukraine. We initiated the position in Magnit at the beginning of February as we viewed the company to be fundamentally sound. However, we eliminated the position from the portfolio as the invasion unfolded, and we have no intention of investing in Russian equities for the foreseeable future.
China Longyuan Power is the largest renewable power producer in China. The company reported first-quarter 2022 earnings that fell short of expectations and further struggled due to macroeconomic uncertainty related to COVID lockdowns in China. However, we continued to own the stock at the end of the period given its attractive valuation and strong secular tailwind for decarbonization in China.
Investment philosophy and process
We believe that generating alpha over the long run requires a multidisciplinary approach that is flexible, opportunistic, and not beholden to a single framework to define our investable universe. We believe maintaining a broad mosaic of inputs from experts across the firm can provide greater confidence in our investment decision-making and increase the odds of success. We believe a thoughtful and prudent approach to risk management can help reduce the severity of performance drawdowns and avoid compounding mistakes.
3

We seek to identify the best investment ideas from multiple pools of alpha across Wellington’s platform and we do this by deliberately assembling a team of investment professionals from multiple disciplines and regions. This approach provides diversity to our discussions, helps build necessary conviction, and improves our decision-making.
Each decision we make in the portfolio is supported by multiple pillars of conviction and ballasted by a portfolio construction process that seeks to minimize large concentrations of risk. This ensures that the majority of portfolio risk and relative returns are driven by stock-specific factors. Over time, we believe this process leads to higher-quality and more consistent risk-adjusted investment outcomes.
While collective support across our process inputs is required for an idea to move forward in the portfolio, the initial source of an idea can come from any of the primary sources of conviction. Each week, our team will discuss and debate ideas surfaced by our quantitative model, upgrades or downgrades by our global industry analysts, and buys/sells implemented across global or regional portfolios. Additionally, our ESG team not only helps us engage with management teams but also brings investment ideas directly to us for consideration. These are all rich sources of potential alpha for the portfolio. By maintaining a broad mosaic of research inputs that feed into a robust filtering process to help us focus our research efforts, we can ensure the portfolio always reflects the best ideas from across our international opportunity set.
Through following this multidisciplinary process, we seek to build a portfolio of 70–100 stocks based on a balanced consideration of risk relative to our underlying universe, utilizing risk-weighted position sizing as well as our quantitative risk engine to determine and adjust position sizes across the portfolio. We carefully manage the risk profile of the portfolio to limit risk factors that could impact the approach, and we view the highly risk-aware nature of the approach as essential to accomplishing outperformance.
Kenneth L. Abrams
Senior Managing Director and
Equity Portfolio Manager
F. Halsey Morris, CFA
Senior Managing Director and
Global Industry Analyst
Wellington Management Company llp
October 12, 2022
4

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
5

Six Months Ended September 30, 2022
	Beginning Account Value 3/31/2022	Ending Account Value 9/30/2022	Expenses Paid During Period
Based on Actual Fund Return
International Core Stock Fund
Investor Shares	$1,000.00	$ 802.30	$2.17
Admiral™ Shares	1,000.00	802.80	1.72
Based on Hypothetical 5% Yearly Return
International Core Stock Fund
Investor Shares	$1,000.00	$1,022.66	$2.43
Admiral Shares	1,000.00	1,023.16	1.93
The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.48% for Investor Shares and 0.38% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).
6

International Core Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2022
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended September 30, 2022
	One Year	Since Inception (10/16/2019)	Final Value of a $10,000 Investment
International Core Stock Fund Investor Shares	-20.00%	0.65%	$10,193
MSCI All Country World Index ex USA	-25.17	-2.05	9,407
“Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	One Year	Since Inception (10/16/2019)	Final Value of a $50,000 Investment
International Core Stock Fund Admiral Shares	-19.95%	0.74%	$51,095
MSCI All Country World Index ex USA	-25.17	-2.05	47,037
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
7

International Core Stock Fund
Fund Allocation
As of September 30, 2022

Japan	12.2%
China	11.6
United Kingdom	9.1
France	8.0
Switzerland	6.2
Canada	5.8
Australia	4.6
Germany	3.8
South Korea	3.6
Taiwan	3.4
Brazil	3.2
India	3.2
Thailand	2.3
Norway	1.9
Sweden	1.9
Singapore	1.9
Netherlands	1.8
Austria	1.7
Mexico	1.4
Denmark	1.3
Finland	1.2
Spain	1.2
Italy	1.0
Other	7.7
The table reflects the fund’s investments, except for short-term investments.
8

International Core Stock Fund
Financial Statements
Schedule of Investments
As of September 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (98.3%)
Australia (4.5%)
	BHP Group Ltd.	379,530	9,451
	Australia & New Zealand Banking Group Ltd.	561,825	8,224
	Woodside Energy Group Ltd.	257,168	5,254
	Goodman Group	406,432	4,108
	Brambles Ltd.	542,213	3,967
			31,004
Austria (1.6%)
*,1	BAWAG Group AG	143,608	6,173
	Erste Group Bank AG	228,522	5,010
			11,183
Brazil (3.1%)
*	Itau Unibanco Holding SA Preference Shares	1,390,100	7,231
	Telefonica Brasil SA	789,600	5,926
	Banco do Brasil SA	680,000	4,856
	Localiza Rent a Car SA	295,100	3,342
*	Localiza Rent a Car SA Rights Exp. 10/31/22	905	2
			21,357
Canada (5.7%)
	Barrick Gold Corp.	610,100	9,456
	Brookfield Asset Management Inc. Class A	223,516	9,144
	Intact Financial Corp.	60,247	8,526
	Cenovus Energy Inc.	426,662	6,554
	RioCan REIT	385,582	5,198
			38,878
China (11.4%)
*	Trip.com Group Ltd.	319,050	8,621
	JD.com Inc. Class A	316,300	7,980
	Tsingtao Brewery Co. Ltd. Class A	529,557	7,891
	NetEase Inc.	472,400	7,128
*	Baidu Inc. Class A	481,150	7,083
	Yum China Holdings Inc.	145,450	6,904
		Shares	Market Value• ($000)
	China Tourism Group Duty Free Corp. Ltd. Class A	247,828	6,848
	China Longyuan Power Group Corp. Ltd. Class H	5,436,000	6,793
	China Oilfield Services Ltd. Class H	6,700,000	6,635
	YTO Express Group Co. Ltd. Class A	2,267,800	6,615
	China Resources Beer Holdings Co. Ltd.	816,000	5,660
			78,158
Denmark (1.3%)
*	Genmab A/S	26,924	8,661
Finland (1.2%)
	Nokia OYJ	1,935,373	8,309
France (7.9%)
	AXA SA	472,184	10,309
	Engie SA	832,368	9,581
	Pernod Ricard SA	44,231	8,115
	Vinci SA	97,750	7,904
	Airbus SE	77,553	6,685
	Bureau Veritas SA	251,779	5,634
*	Renault SA	207,757	5,621
	Credit Agricole SA	3,729	30
			53,879
Germany (3.8%)
*	Commerzbank AG	1,042,428	7,421
	Siemens AG (Registered)	71,844	7,022
	Brenntag SE	104,401	6,311
	Wacker Chemie AG	48,629	5,000
			25,754
Greece (0.7%)
	Hellenic Telecommunications Organization SA	325,004	4,719
Hong Kong (0.9%)
	CK Asset Holdings Ltd.	1,029,000	6,177
9

International Core Stock Fund
		Shares	Market Value• ($000)
India (3.1%)
	Axis Bank Ltd.	934,103	8,352
	Larsen & Toubro Ltd.	310,532	7,011
	Mahindra & Mahindra Ltd.	379,529	5,872
			21,235
Indonesia (0.6%)
	Telkom Indonesia Persero Tbk. PT	14,526,700	4,234
Ireland (0.8%)
	Smurfit Kappa Group plc	197,046	5,635
Italy (1.0%)
	CNH Industrial NV	617,228	6,908
Japan (12.1%)
	Mitsui Fudosan Co. Ltd.	504,900	9,618
	Mitsubishi UFJ Financial Group Inc.	1,944,700	8,810
	Tokio Marine Holdings Inc.	469,200	8,339
	T&D Holdings Inc.	851,674	8,095
	Fujitsu Ltd.	65,500	7,182
	Daiichi Sankyo Co. Ltd.	240,900	6,733
	Bandai Namco Holdings Inc.	102,700	6,693
	Subaru Corp.	396,200	5,988
	ITOCHU Corp.	229,900	5,549
	Ono Pharmaceutical Co. Ltd.	232,100	5,422
	Yamaha Motor Co. Ltd.	287,000	5,377
	Nippon Telegraph & Telephone Corp.	170,900	4,610
			82,416
Mexico (1.4%)
	Wal-Mart de Mexico SAB de CV	2,670,000	9,390
Netherlands (1.8%)
*	AerCap Holdings NV	150,130	6,355
	Coca-Cola Europacific Partners plc	141,716	6,040
			12,395
Norway (1.9%)
	Equinor ASA	198,730	6,554
	Norsk Hydro ASA	1,189,389	6,382
			12,936
Other (3.4%)
[2]	Vanguard FTSE Developed Markets ETF	646,332	23,501
Philippines (0.7%)
	BDO Unibank Inc.	2,662,120	5,044
Portugal (0.4%)
	Jeronimo Martins SGPS SA	154,210	2,872
		Shares	Market Value• ($000)
Russia (0.0%)
[3]	Magnit PJSC	31,141	—
Singapore (1.8%)
	DBS Group Holdings Ltd.	423,600	9,799
	CapitaLand Integrated Commercial Trust	1,976,700	2,630
			12,429
South Korea (3.5%)
	Samsung Electronics Co. Ltd.	376,094	13,810
	SK Telecom Co. Ltd.	167,283	5,906
	SK Hynix Inc.	76,785	4,392
			24,108
Spain (1.2%)
	Repsol SA	698,249	8,023
Sweden (1.8%)
	Volvo AB Class B	538,759	7,624
	Alfa Laval AB	198,262	4,916
			12,540
Switzerland (6.1%)
	Roche Holding AG	43,218	14,069
	Novartis AG (Registered)	183,261	13,971
	Nestle SA (Registered)	125,066	13,527
			41,567
Taiwan (3.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,042,000	13,812
	Hon Hai Precision Industry Co. Ltd.	2,875,309	9,207
			23,019
Thailand (2.2%)
	Kasikornbank PCL (Foreign)	1,639,800	6,231
	Bangkok Dusit Medical Services PCL (Foreign)	7,739,000	6,033
	Thai Beverage PCL	7,336,500	3,054
			15,318
United Kingdom (9.0%)
	Shell plc	607,622	15,074
	BAE Systems plc	1,132,466	9,950
	Anglo American plc	320,042	9,610
	Compass Group plc	465,816	9,276
	Standard Chartered plc	1,391,783	8,705
	WPP plc	703,591	5,808
	BT Group plc	2,310,117	3,105
			61,528
Total Common Stocks (Cost $781,517)			673,177

10

International Core Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (1.3%)
Money Market Fund (1.3%)
[4] Vanguard Market Liquidity Fund, 2.828% (Cost $8,783)	87,862	8,783
Total Investments (99.6%) (Cost $790,300)		681,960
Other Assets and Liabilities—Net (0.4%)		2,487
Net Assets (100%)		684,447
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the aggregate value was $6,173,000, representing 0.9% of net assets.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.
11

International Core Stock Fund
Statement of Assets and Liabilities
As of September 30, 2022

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $755,128)	649,676
Affiliated Issuers (Cost $35,172)	32,284
Total Investments in Securities	681,960
Investment in Vanguard	27
Cash	119
Foreign Currency, at Value (Cost $6,100)	6,091
Receivables for Investment Securities Sold	1,707
Receivables for Accrued Income	2,480
Receivables for Capital Shares Issued	3,578
Total Assets	695,962
Liabilities
Payables for Investment Securities Purchased	10,464
Payables for Capital Shares Redeemed	429
Payables to Investment Advisor	367
Payables to Vanguard	65
Deferred Foreign Capital Gains Taxes	190
Total Liabilities	11,515
Net Assets	684,447
At September 30, 2022, net assets consisted of:

Paid-in Capital	809,893
Total Distributable Earnings (Loss)	(125,446)
Net Assets	684,447

Investor Shares—Net Assets
Applicable to 6,229,703 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	59,654
Net Asset Value Per Share—Investor Shares	$9.58

Admiral Shares—Net Assets
Applicable to 32,593,063 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	624,793
Net Asset Value Per Share—Admiral Shares	$19.17
See accompanying Notes, which are an integral part of the Financial Statements.
12

International Core Stock Fund
Statement of Operations

Year Ended September 30, 2022
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	18,900
Dividends—Affiliated Issuers	478
Non-Cash Dividends	1,064
Interest—Unaffiliated Issuers	—
Interest—Affiliated Issuers	76
Securities Lending—Net	84
Total Income	20,602
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,123
Performance Adjustment	156
The Vanguard Group—Note C
Management and Administrative—Investor Shares	157
Management and Administrative—Admiral Shares	787
Marketing and Distribution—Investor Shares	8
Marketing and Distribution—Admiral Shares	31
Custodian Fees	63
Auditing Fees	39
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	10
Trustees’ Fees and Expenses	—
Other Expenses	33
Total Expenses	2,425
Expenses Paid Indirectly	(1)
Net Expenses	2,424
Net Investment Income	18,178
Realized Net Gain (Loss)
Capital Gain Distributions Received—Affiliated Issuers	—
Investment Securities Sold—Unaffiliated Issuers[2]	(24,916)
Investment Securities Sold—Affiliated Issuers	(2,787)
Foreign Currencies	(550)
Realized Net Gain (Loss)	(28,253)
13

International Core Stock Fund
Statement of Operations (continued)
Year Ended September 30, 2022
($000)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	(138,402)
Investment Securities—Affiliated Issuers	(3,750)
Foreign Currencies	(7)
Change in Unrealized Appreciation (Depreciation)	(142,159)
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,234)
1	Dividends are net of foreign withholding taxes of $2,162,000.
2	Realized Gain (Loss) is net of foreign capital gains taxes of $200,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $26,000.
See accompanying Notes, which are an integral part of the Financial Statements.
14

International Core Stock Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2022 ($000)	2021 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	18,178	10,541
Realized Net Gain (Loss)	(28,253)	16,533
Change in Unrealized Appreciation (Depreciation)	(142,159)	33,825
Net Increase (Decrease) in Net Assets Resulting from Operations	(152,234)	60,899
Distributions
Investor Shares	(3,031)	(814)
Admiral Shares	(20,529)	(3,445)
Total Distributions	(23,560)	(4,259)
Capital Share Transactions
Investor Shares	8,218	20,492
Admiral Shares	315,299	271,650
Net Increase (Decrease) from Capital Share Transactions	323,517	292,142
Total Increase (Decrease)	147,723	348,782
Net Assets
Beginning of Period	536,724	187,942
End of Period	684,447	536,724
See accompanying Notes, which are an integral part of the Financial Statements.
15

International Core Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,		October 1, 2019[1] to September 30, 2020
	2022	2021
Net Asset Value, Beginning of Period	$12.50	$9.91	$10.00
Investment Operations
Net Investment Income[2]	.329	.307	.190
Net Realized and Unrealized Gain (Loss) on Investments	(2.723)	2.490	(.269)
Total from Investment Operations	(2.394)	2.797	(.079)
Distributions
Dividends from Net Investment Income	(.336)	(.207)	(.011)
Distributions from Realized Capital Gains	(.190)	—	—
Total Distributions	(.526)	(.207)	(.011)
Net Asset Value, End of Period	$9.58	$12.50	$9.91
Total Return[3]	-20.00%	28.44%	-0.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$60	$70	$39
Ratio of Total Expenses to Average Net Assets[4]	0.48% [5]	0.45%	0.46% [5,6]
Ratio of Net Investment Income to Average Net Assets	2.84%	2.53%	2.04% [6]
Portfolio Turnover Rate	63%	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03% and 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.48% and 0.45%, respectively.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
16

International Core Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,		October 1, 2019[1] to September 30, 2020
	2022	2021
Net Asset Value, Beginning of Period	$25.02	$19.85	$20.00
Investment Operations
Net Investment Income[2]	.671	.684	.401
Net Realized and Unrealized Gain (Loss) on Investments	(5.446)	4.921	(.527)
Total from Investment Operations	(4.775)	5.605	(.126)
Distributions
Dividends from Net Investment Income	(.695)	(.435)	(.024)
Distributions from Realized Capital Gains	(.380)	—	—
Total Distributions	(1.075)	(.435)	(.024)
Net Asset Value, End of Period	$19.17	$25.02	$19.85
Total Return[3]	-19.95%	28.47%	-0.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$625	$466	$149
Ratio of Total Expenses to Average Net Assets[4]	0.38% [5]	0.35%	0.36% [5,6]
Ratio of Net Investment Income to Average Net Assets	2.93%	2.78%	2.15% [6]
Portfolio Turnover Rate	63%	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03% and 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38% and 0.35%, respectively.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.
17

International Core Stock Fund
Notes to Financial Statements
Vanguard International Core Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia's invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund's investments and fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
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International Core Stock Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.4 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2022, the fund did not utilize the credit facilities or the Interfund Lending Program.
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International Core Stock Fund
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received and related professional fees incurred during the year, if any, are included in dividend income and other expenses, respectively. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI All Country World Index ex USA since December 31, 2019. For the year ended September 30, 2022, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $156,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2022, the fund had contributed to Vanguard capital in the amount of $27,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2022, custodian fee offset arrangements reduced the fund’s expenses by $1,000 (an annual rate of less than 0.01% of average net assets).
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International Core Stock Fund
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	69,623	2	—	69,625
Common Stocks—Other	35,895	567,657	—	603,552
Temporary Cash Investments	8,783	—	—	8,783
Total	114,301	567,659	—	681,960
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions, passive foreign investment companies, corporate actions, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	15,297
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(28,351)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(112,511)
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International Core Stock Fund
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2022 Amount ($000)	2021 Amount ($000)
Ordinary Income*	15,224	4,259
Long-Term Capital Gains	8,336	—
Total	23,560	4,259
*	Includes short-term capital gains, if any.
As of September 30, 2022, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	794,262
Gross Unrealized Appreciation	18,024
Gross Unrealized Depreciation	(130,326)
Net Unrealized Appreciation (Depreciation)	(112,302)
G.  During the year ended September 30, 2022, the fund purchased $702,735,000 of investment securities and sold $385,496,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2022, such purchases were $17,000 and sales were $0; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
H.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	41,467	3,472	54,340	4,457
Issued in Lieu of Cash Distributions	2,587	216	679	60
Redeemed	(35,836)	(3,086)	(34,527)	(2,855)
Net Increase (Decrease)—Investor Shares	8,218	602	20,492	1,662
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International Core Stock Fund
	Year Ended September 30,
	2022		2021
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Admiral Shares
Issued	460,904	20,399	370,262	15,194
Issued in Lieu of Cash Distributions	17,527	730	2,621	116
Redeemed	(163,132)	(7,175)	(101,233)	(4,160)
Net Increase (Decrease)—Admiral Shares	315,299	13,954	271,650	11,150
I.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2021 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2022 Market Value ($000)
Vanguard FTSE Developed Markets ETF	5,704	95,664	71,334	(2,783)	(3,750)	478	—	23,501
Vanguard Market Liquidity Fund	5,419	NA [1]	NA [1]	(4)	—	76	—	8,783
Total	11,123	95,664	71,334	(2,787)	(3,750)	554	—	32,284
1	Not applicable—purchases and sales are for temporary cash investment purposes.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2022, that would require recognition or disclosure in these financial statements.
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Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard International Core Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Core Stock Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 18, 2022
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
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Tax information (unaudited)
The fund hereby designates $12,818,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income to individual shareholders for the fiscal year.
The fund hereby designates $27,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund distributed $8,336,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
The fund designates to shareholders foreign source income of $25,804,000 and foreign taxes paid of $2,183,000, or if subsequently determined to be different, the maximum amounts allowable by law. Shareholders will receive more detailed information with their Form 1099-DIV to determine the calendar-year amounts to be included on their tax returns.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 206 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA. Trustee and vice chair of The Shipley School.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal (2002–2006), the advisory board of the University of California, Berkeley School of Engineering (2020–present), and the advisory board of Santa Clara University’s Leavey School of Business (2018–present).
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.

1 Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: adjunct professor of finance at the University of Notre Dame (2020–present). Chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors), the board of superintendence of the Institute for the Works of Religion, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law (2021–present), professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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All rights reserved.
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Q24040 112022

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2022: $160,000
Fiscal Year Ended September 30, 2021: $176,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2022: $10,494,508
Fiscal Year Ended September 30, 2021: $11,244,694

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2022: $2,757,764
Fiscal Year Ended September 30, 2021: $2,955,181

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2022: $5,202,689
Fiscal Year Ended September 30, 2021: $2,047,574

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2022: $298,000
Fiscal Year Ended September 30, 2021: $280,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2022: $5,500,689
Fiscal Year Ended September 30, 2021: $2,327,574

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 21, 2022

VANGUARD HORIZON FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 21, 2022

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 11, 2022 (see File Number 333-11763), Incorporated by Reference.